INDEMNITY AGREEMENT
                               -------------------


                  This INDEMNITY AGREEMENT dated as of February 5, 1997, is made by and between Knight Transportation, Inc. (the "Corporation"), and Clark A. Jenkins (the "Indemnitee").

                                    RECITALS
                                    --------

                  The Articles of Incorporation and By-Laws of the Corporation provide for indemnification by the Corporation of its directors to the fullest extent permitted by law. The Indemnitee has been serving and desires to continue to serve as a director of the Corporation in part in reliance on such indemnity provision.

                  To provide the Indemnitee with additional contractual assurance of protection against personal liability in connection with certain proceedings described below, the Corporation desires to enter into this Agreement.

                  In order to induce the Indemnitee to serve or continue to serve as a director of the Corporation, and in consideration of the Indemnitee's so serving, the Corporation desires to indemnify the Indemnitee and to make arrangements pursuant to which the Indemnitee may be advanced or reimbursed expenses incurred by Indemnitee in certain proceedings described below, according to the terms and conditions set forth below.

                                    AGREEMENT
                                    ---------

                  THEREFORE, in consideration of the foregoing recitals and of Indemnitee's serving or continuing to serve the Corporation as a director, the parties agree as follows:

                  1. Indemnification.

                           (a) In accordance  with the  provisions of subsection
(b) of this Section 1, the Corporation shall hold harmless and indemnify the Indemnitee against any and all expenses, liabilities and losses (including, without limitation, investigation expenses and expert witnesses' and attorneys' fees and expenses, costs of court, judgments, penalties, fines, and amounts paid or to be paid in settlement) actually incurred by the Indemnitee (net of any related insurance proceeds or other amounts received by Indemnitee or paid by or on behalf of the Corporation on the Indemnitee's behalf), in connection with any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which the Indemnitee is a party or is threatened to be made a party (a "Proceeding") based upon, arising from, relating to, or by reason of the fact that Indemnitee is, was, shall be, or shall have been a director and/or officer of the Corporation or is or was serving, shall serve, or shall have served at the request of the Corporation as a director, officer, partner, trustee, member, employee, or agent ("Affiliate Indemnitee") of another foreign or domestic corporation or non-profit corporation, cooperative, partnership, joint venture, limited liability company, trust or other incorporated or unincorporated enterprise (each, a "Company Affiliate").

                           (b) Without limiting the generality of the foregoing,
the Indemnitee shall be entitled to the rights of indemnification provided in this Section 1 for any expenses actually incurred in any Proceeding initiated by or in the right of the Corporation, unless indemnification is barred by A.R.S.
Section 10-851.D or 10-856.A, or any other applicable law.

                           (c) In providing the foregoing  indemnification,  the
Corporation shall, with respect to any proceeding, hold harmless and indemnify the Indemnitee to the fullest extent not prohibited by the law of the State of Arizona, as in effect from time and time, and the Articles of Incorporation. For purposes of this Agreement, it is intended that the indemnification afforded hereby be mandatory and the broadest possible under any then existing statutory provision expressly authorizing the Corporation to indemnify directors or officers whether in effect on the date of this Agreement or hereafter, provided, however, that the indemnification provisions of this Agreement shall apply without regard to whether any provision set forth in the Articles or Bylaws of the Corporation authorizing or permitting indemnification shall be in force or effect.

                  2. Other Indemnification Agreements. The Corporation may purchase and maintain insurance or furnish similar protection or make other arrangements, including, but not limited to, providing a trust fund, letter of credit, or surety bond ("Indemnification Arrangements") on behalf of the Indemnitee against any liability asserted against him or her or incurred by or on behalf of him or her in such capacity as a director or officer of the Corporation or an Affiliated Indemnitee, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Agreement. The purchase, establishment, and maintenance of any such Indemnification Arrangement shall not in any way limit or affect the rights and obligations of the Corporation or of the Indemnitee under this Agreement except as expressly provided herein, and the execution and delivery of this Agreement by the Corporation and the Indemnitee shall not in any way limit or affect the rights and obligations of the Corporation or the other party or parties thereto under any such Indemnification Arrangement. All amounts payable by the Corporation pursuant to this Section 2 and Section 1 hereof are herein referred to as "Indemnified Amounts." To the extent the Corporation is able to obtain directors and officers liability insurance of a reasonable premium (as determined by the Corporation in its sole discretion), the Corporation shall use reasonable efforts to cause the Indemnitee to be covered by such insurance.

                  3. Advance Payment of Indemnified Amounts.

                           (a) The  Indemnitee  hereby is  granted  the right to
receive in advance of a final, nonappealable judgment or other final adjudication of a Proceeding (a "Final Determination") the amount of any and all expenses, including, without limitation, investigation expenses, court costs, expert witnesses' and attorneys' fees and other expenses expended or incurred by the Indemnitee in connection with any Proceeding or otherwise expensed or incurred by the

Indemnitee (such amounts so expended or incurred being hereinafter referred to as "Advanced Amounts").

                           (b)  In  making  any  written  request  for  Advanced
Amounts, the Indemnitee shall submit to the Corporation a schedule setting forth in reasonable detail the dollar amount expended or incurred and expected to be expended. Each such listing shall be supported by the bill, agreement, or other documentation relating thereto, each of which shall be appended to the schedule as an exhibit. In addition, before the Indemnitee may receive Advanced Amounts from the Corporation, the Indemnitee shall provide to the Corporation (i) a written affirmation of the Indemnitee's good faith belief that the applicable standard of conduct required for indemnification by the Corporation has been satisfied by the Indemnitee, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the Advanced Amount if it shall ultimately be determined that the Indemnitee has not satisfied any applicable standard of conduct. The written undertaking required from the Indemnitee shall be an unlimited general obligation of the Indemnitee but need not be secured. The Corporation shall pay to the Indemnitee all Advanced Amounts within twenty (20) days after receipt by the Corporation of all information and documentation required to be provided by the Indemnitee pursuant to this paragraph.

                  4. Procedure for Payment of Indemnified Amounts.

                           (a) To obtain  indemnification  under this Agreement,
the Indemnitee shall submit to the Corporation a written request for payment of the appropriate Indemnified Amounts, including with such requests such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

                           (b) The  Corporation  shall  pay the  Indemnitee  the
appropriate Indemnified Amounts unless it is established that the Indemnitee engaged in one of the Prohibited Acts, and such Prohibited Act was the subject matter of the Proceeding. For purposes of determining whether the Indemnitee is entitled to Indemnified Amounts, in order to deny indemnification to the Indemnitee, the Corporation has the burden of proof in establishing (1) that the Indemnitee engaged in the Prohibited Act, and (2) that the Prohibited Act was the subject matter of the Proceeding. In this regard, a termination of any Proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct; provided, however, that the termination of any criminal proceeding by conviction, or a pleading of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee engaged in a Prohibited Act. For purposes of this Agreement, a Prohibited Act shall mean any act, omission or condition (i) described in A.R.S.
Section 10-851.D or 10- 856.A for which the Corporation may not indemnify the Indemnitee or (ii) any act, omission or condition for which indemnity is not available under any federal or state law or public policy.

                           (c) Any determination that the Indemnitee has engaged
in a Prohibited Act shall be made (i) either by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding; or (ii) by independent legal counsel (who may be the outside counsel regularly employed by the Corporation); provided that the manner in which (and, if applicable, the counsel by which) the right of indemnification is to be determined shall be approved in advance in writing by both the highest ranking executive officer of the Corporation who is not a party to such action (sometimes hereinafter referred to as "Senior Officer") and by the Indemnitee. In the event that such parties are unable to agree on the manner in which any such determination is to be made, such determination shall be made by independent legal counsel retained by the Corporation especially for such purpose, provided that such counsel be approved in advance in writing by both the Senior Officer and the Indemnitee and, provided further, that such counsel shall not be outside counsel regularly employed by the Corporation. The fees and expenses of counsel in connection with making the determination contemplated hereunder shall be paid by the Corporation, and, if requested by such counsel, the Corporation shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

                           (d) The  Corporation  will  use its best  efforts  to
conclude as soon as practicable any required determination pursuant to subparagraph (c) above and promptly will advise the Indemnitee in writing with respect to any determination that the Indemnitee is or is not entitled to indemnification, including a description of any reason or basis for which indemnification has been denied. Payment of any applicable Indemnified Amounts will be made to the Indemnitee within ten (10) days after any determination of the Indemnitee's entitlement to indemnification.

                           (e)  Notwithstanding  the  foregoing,  the Indemnitee
may, at any time after sixty (60) days after a claim for Indemnified Amounts has been filed with the Corporation (or upon receipt of written notice that a claim for Indemnified Amounts has been rejected, if earlier) and before three (3) years after a claim for Indemnified Amounts has been filed, petition a court of competent jurisdiction to determine whether the Indemnitee is entitled to indemnification under the provisions of this Agreement, and such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such action without having made such determination. The court shall, as petitioned, make an independent determination of whether the Indemnitee is entitled to indemnification as provided under this Agreement, irrespective of any prior determination made by the Board of Directors or independent counsel. If the court shall determine that the Indemnitee is entitled to indemnification as to any claim, issue or matter involved in the Proceeding with respect to which there has been no prior determination pursuant to this Agreement or with respect to which there has been a prior determination that the Indemnitee was not entitled to indemnification hereunder, the Corporation shall pay all expenses (including attorneys' fees and court costs) actually incurred by the Indemnitee in connection with such judicial determination.

                  5. Agreement Not Exclusive; Subrogation Rights, etc.

                           (a) This Agreement  shall not be deemed  exclusive of
and shall not diminish any other rights the Indemnitee may have to be indemnified or insured or otherwise protected against any liability, loss, or expense by the Corporation, any subsidiary of the Corporation, or any other person or entity under any charter, bylaws, law, agreement, policy of insurance or similar protection, vote of stockholders or directors, disinterested or not, or otherwise, whether or not now in effect, both as to actions in the Indemnitee's official capacity, and as to actions in another capacity while holding such office. The Corporation's obligations to make payments of Indemnified Amounts hereunder shall be satisfied to the extent that payments with respect to the same Proceeding (or part thereof) have been made to or for the benefit of the Indemnitee by reason of the indemnification of the Indemnitee pursuant to any other arrangement made by the Corporation for the benefit of the Indemnitee.

                           (b) In the event the Indemnitee shall receive payment
from any insurance carrier or from the plaintiff in any Proceeding against such Indemnitee in respect of Indemnified Amounts after payments on account of all or part of such Indemnified Amounts have been made by the Corporation pursuant hereto, such Indemnitee shall promptly reimburse to the Corporation the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the Corporation or pursuant to arrangements made by the Corporation to Indemnitee exceeds such Indemnified Amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy, such as deductible or co-insurance payments, shall not be deemed to be payments to the Indemnitee hereunder. In addition, upon payment of Indemnified Amounts hereunder, the Corporation shall be subrogated to the rights of Indemnitee receiving such payments (to the extent thereof) against any insurance carrier (to the extent permitted under such insurance policies) or plaintiff in respect to such Indemnified Amounts and the Indemnitee shall execute and deliver any and all instruments and documents and perform any and all other acts or deeds which the Corporation deems necessary or advisable to secure such rights. Such right of subrogation shall be terminated upon receipt by the Corporation of the amount to be reimbursed by the Indemnitee pursuant to the first sentence of this paragraph.

                  6. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director of the Corporation (or is serving at the request of the Corporation as an Affiliate Indemnitee) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was a director, officer or employee of the Corporation or was serving in any other capacity referred to herein.

                  7. Successors; Binding Agreement. This Agreement shall be binding on and shall inure to the benefit of and be enforceable by the Corporation's successors and assigns and by the Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. The Corporation shall require any successor or assignee

(whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation, by written agreement in form and substance reasonably satisfactory to the Corporation and to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession or assignment had taken place.

                  8. Enforcement. The Corporation has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce the Indemnitee to act as a director of the Corporation, and acknowledges that the Indemnitee is relying upon this Agreement in continuing in such capacity. In the event the Indemnitee is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of the Indemnitee's fees and expenses in bringing and pursuing such action. The Indemnitee shall be entitled to the advancement of Indemnified Amounts to the full extent contemplated by Section 3 hereof in connection with such Proceeding.

                  9. Separability. Each of the provisions of this Agreement is a separate and distinct agreement independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, which other provisions shall remain in full force and effect.

                  10.  Miscellaneous.  No  provision  of this  Agreement  may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing signed by Indemnitee and either the Chairman of the Board or the President of the Corporation or another officer of the Corporation specifically designated by the Board of Directors. No waiver by either party at any time of any breach by the other party of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Arizona, without giving effect to the principles of conflicts of laws thereof. The Indemnitee may bring an action seeking resolution of disputes or controversies arising under or in any way related to this Agreement in the state or federal court jurisdiction in which Indemnitee resides or in which his or her place of business is located, and in any related appellate courts, and the Corporation consents to the jurisdiction of such courts and to such venue.

                  11. Notices. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

                  If to Indemnitee:     Clark A. Jenkins
                                        Knight Transportation, Inc.
                                        5601 W. Buckeye Road
                                        Phoenix, Arizona 85043

                  If to Corporation:    Knight Transportation, Inc.
                                        5601 West Buckeye Road
                                        Phoenix, Arizona 85043

                                        Attention:    Secretary

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  12. Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  13. Effectiveness. This Agreement shall be effective as of January 1, 1997.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

                                        KNIGHT TRANSPORTATION, INC.



                                        By: /s/ Kevin P. Knight
                                           -------------------------------------
                                                 Kevin P. Knight
                                                 Its Chief Executive Officer


                                        INDEMNITEE:


                                        /s/ Clark A. Jenkins
                                        ----------------------------------------
                                                  Clark A. Jenkins

                               INDEMNITY AGREEMENT
                               -------------------


                  This INDEMNITY AGREEMENT dated as of February 5, 1997, is made by and between Knight Transportation, Inc. (the "Corporation"), and Keith T. Knight (the "Indemnitee").

                                    RECITALS
                                    --------

                  The Articles of Incorporation and By-Laws of the Corporation provide for indemnification by the Corporation of its directors to the fullest extent permitted by law. The Indemnitee has been serving and desires to continue to serve as a director of the Corporation in part in reliance on such indemnity provision.

                  To provide the Indemnitee with additional contractual assurance of protection against personal liability in connection with certain proceedings described below, the Corporation desires to enter into this Agreement.

                  In order to induce the Indemnitee to serve or continue to serve as a director of the Corporation, and in consideration of the Indemnitee's so serving, the Corporation desires to indemnify the Indemnitee and to make arrangements pursuant to which the Indemnitee may be advanced or reimbursed expenses incurred by Indemnitee in certain proceedings described below, according to the terms and conditions set forth below.

                                    AGREEMENT
                                    ---------

                  THEREFORE, in consideration of the foregoing recitals and of Indemnitee's serving or continuing to serve the Corporation as a director, the parties agree as follows:

                  1.       Indemnification.

                           (a) In accordance  with the  provisions of subsection
(b) of this Section 1, the Corporation shall hold harmless and indemnify the Indemnitee against any and all expenses, liabilities and losses (including, without limitation, investigation expenses and expert witnesses' and attorneys' fees and expenses, costs of court, judgments, penalties, fines, and amounts paid or to be paid in settlement) actually incurred by the Indemnitee (net of any related insurance proceeds or other amounts received by Indemnitee or paid by or on behalf of the Corporation on the Indemnitee's behalf), in connection with any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which the Indemnitee is a party or is threatened to be made a party (a "Proceeding") based upon, arising from, relating to, or by reason of the fact that Indemnitee is, was, shall be, or shall have been a director and/or officer of the Corporation or is or was serving, shall serve, or shall have served at the request of the Corporation as a director, officer, partner, trustee, member, employee, or agent ("Affiliate Indemnitee") of another foreign or domestic corporation or non-profit corporation, cooperative, partnership, joint venture, limited liability company, trust or other incorporated or unincorporated enterprise (each, a "Company Affiliate").

                           (b) Without limiting the generality of the foregoing,
the Indemnitee shall be entitled to the rights of indemnification provided in this Section 1 for any expenses actually incurred in any Proceeding initiated by or in the right of the Corporation, unless indemnification is barred by A.R.S.
Section 10-851.D or 10-856.A, or any other applicable law.

                           (c) In providing the foregoing  indemnification,  the
Corporation shall, with respect to any proceeding, hold harmless and indemnify the Indemnitee to the fullest extent not prohibited by the law of the State of Arizona, as in effect from time and time, and the Articles of Incorporation. For purposes of this Agreement, it is intended that the indemnification afforded hereby be mandatory and the broadest possible under any then existing statutory provision expressly authorizing the Corporation to indemnify directors or officers whether in effect on the date of this Agreement or hereafter, provided, however, that the indemnification provisions of this Agreement shall apply without regard to whether any provision set forth in the Articles or Bylaws of the Corporation authorizing or permitting indemnification shall be in force or effect.

                  2. Other Indemnification Agreements. The Corporation may purchase and maintain insurance or furnish similar protection or make other arrangements, including, but not limited to, providing a trust fund, letter of credit, or surety bond ("Indemnification Arrangements") on behalf of the Indemnitee against any liability asserted against him or her or incurred by or on behalf of him or her in such capacity as a director or officer of the Corporation or an Affiliated Indemnitee, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Agreement. The purchase, establishment, and maintenance of any such Indemnification Arrangement shall not in any way limit or affect the rights and obligations of the Corporation or of the Indemnitee under this Agreement except as expressly provided herein, and the execution and delivery of this Agreement by the Corporation and the Indemnitee shall not in any way limit or affect the rights and obligations of the Corporation or the other party or parties thereto under any such Indemnification Arrangement. All amounts payable by the Corporation pursuant to this Section 2 and Section 1 hereof are herein referred to as "Indemnified Amounts." To the extent the Corporation is able to obtain directors and officers liability insurance of a reasonable premium (as determined by the Corporation in its sole discretion), the Corporation shall use reasonable efforts to cause the Indemnitee to be covered by such insurance.

                  3. Advance Payment of Indemnified Amounts.

                           (a) The  Indemnitee  hereby is  granted  the right to
receive in advance of a final, nonappealable judgment or other final adjudication of a Proceeding (a "Final Determination") the amount of any and all expenses, including, without limitation, investigation expenses, court costs, expert witnesses' and attorneys' fees and other expenses expended or incurred by the Indemnitee in connection with any Proceeding or otherwise expensed or incurred by the

Indemnitee (such amounts so expended or incurred being hereinafter referred to as "Advanced Amounts").

                           (b)  In  making  any  written  request  for  Advanced
Amounts, the Indemnitee shall submit to the Corporation a schedule setting forth in reasonable detail the dollar amount expended or incurred and expected to be expended. Each such listing shall be supported by the bill, agreement, or other documentation relating thereto, each of which shall be appended to the schedule as an exhibit. In addition, before the Indemnitee may receive Advanced Amounts from the Corporation, the Indemnitee shall provide to the Corporation (i) a written affirmation of the Indemnitee's good faith belief that the applicable standard of conduct required for indemnification by the Corporation has been satisfied by the Indemnitee, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the Advanced Amount if it shall ultimately be determined that the Indemnitee has not satisfied any applicable standard of conduct. The written undertaking required from the Indemnitee shall be an unlimited general obligation of the Indemnitee but need not be secured. The Corporation shall pay to the Indemnitee all Advanced Amounts within twenty (20) days after receipt by the Corporation of all information and documentation required to be provided by the Indemnitee pursuant to this paragraph.

                  4. Procedure for Payment of Indemnified Amounts.

                           (a) To obtain  indemnification  under this Agreement,
the Indemnitee shall submit to the Corporation a written request for payment of the appropriate Indemnified Amounts, including with such requests such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

                           (b) The  Corporation  shall  pay the  Indemnitee  the
appropriate Indemnified Amounts unless it is established that the Indemnitee engaged in one of the Prohibited Acts, and such Prohibited Act was the subject matter of the Proceeding. For purposes of determining whether the Indemnitee is entitled to Indemnified Amounts, in order to deny indemnification to the Indemnitee, the Corporation has the burden of proof in establishing (1) that the Indemnitee engaged in the Prohibited Act, and (2) that the Prohibited Act was the subject matter of the Proceeding. In this regard, a termination of any Proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct; provided, however, that the termination of any criminal proceeding by conviction, or a pleading of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee engaged in a Prohibited Act. For purposes of this Agreement, a Prohibited Act shall mean any act, omission or condition (i) described in A.R.S.
Section 10-851.D or 10- 856.A for which the Corporation may not indemnify the Indemnitee or (ii) any act, omission or condition for which indemnity is not available under any federal or state law or public policy.

                           (c) Any determination that the Indemnitee has engaged
in a Prohibited Act shall be made (i) either by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding; or (ii) by independent legal counsel (who may be the outside counsel regularly employed by the Corporation); provided that the manner in which (and, if applicable, the counsel by which) the right of indemnification is to be determined shall be approved in advance in writing by both the highest ranking executive officer of the Corporation who is not a party to such action (sometimes hereinafter referred to as "Senior Officer") and by the Indemnitee. In the event that such parties are unable to agree on the manner in which any such determination is to be made, such determination shall be made by independent legal counsel retained by the Corporation especially for such purpose, provided that such counsel be approved in advance in writing by both the Senior Officer and the Indemnitee and, provided further, that such counsel shall not be outside counsel regularly employed by the Corporation. The fees and expenses of counsel in connection with making the determination contemplated hereunder shall be paid by the Corporation, and, if requested by such counsel, the Corporation shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

                           (d) The  Corporation  will  use its best  efforts  to
conclude as soon as practicable any required determination pursuant to subparagraph (c) above and promptly will advise the Indemnitee in writing with respect to any determination that the Indemnitee is or is not entitled to indemnification, including a description of any reason or basis for which indemnification has been denied. Payment of any applicable Indemnified Amounts will be made to the Indemnitee within ten (10) days after any determination of the Indemnitee's entitlement to indemnification.

                           (e)  Notwithstanding  the  foregoing,  the Indemnitee
may, at any time after sixty (60) days after a claim for Indemnified Amounts has been filed with the Corporation (or upon receipt of written notice that a claim for Indemnified Amounts has been rejected, if earlier) and before three (3) years after a claim for Indemnified Amounts has been filed, petition a court of competent jurisdiction to determine whether the Indemnitee is entitled to indemnification under the provisions of this Agreement, and such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such action without having made such determination. The court shall, as petitioned, make an independent determination of whether the Indemnitee is entitled to indemnification as provided under this Agreement, irrespective of any prior determination made by the Board of Directors or independent counsel. If the court shall determine that the Indemnitee is entitled to indemnification as to any claim, issue or matter involved in the Proceeding with respect to which there has been no prior determination pursuant to this Agreement or with respect to which there has been a prior determination that the Indemnitee was not entitled to indemnification hereunder, the Corporation shall pay all expenses (including attorneys' fees and court costs) actually incurred by the Indemnitee in connection with such judicial determination.

                  5. Agreement Not Exclusive; Subrogation Rights, etc.

                           (a) This Agreement  shall not be deemed  exclusive of
and shall not diminish any other rights the Indemnitee may have to be indemnified or insured or otherwise protected against any liability, loss, or expense by the Corporation, any subsidiary of the Corporation, or any other person or entity under any charter, bylaws, law, agreement, policy of insurance or similar protection, vote of stockholders or directors, disinterested or not, or otherwise, whether or not now in effect, both as to actions in the Indemnitee's official capacity, and as to actions in another capacity while holding such office. The Corporation's obligations to make payments of Indemnified Amounts hereunder shall be satisfied to the extent that payments with respect to the same Proceeding (or part thereof) have been made to or for the benefit of the Indemnitee by reason of the indemnification of the Indemnitee pursuant to any other arrangement made by the Corporation for the benefit of the Indemnitee.

                           (b) In the event the Indemnitee shall receive payment
from any insurance carrier or from the plaintiff in any Proceeding against such Indemnitee in respect of Indemnified Amounts after payments on account of all or part of such Indemnified Amounts have been made by the Corporation pursuant hereto, such Indemnitee shall promptly reimburse to the Corporation the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the Corporation or pursuant to arrangements made by the Corporation to Indemnitee exceeds such Indemnified Amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy, such as deductible or co-insurance payments, shall not be deemed to be payments to the Indemnitee hereunder. In addition, upon payment of Indemnified Amounts hereunder, the Corporation shall be subrogated to the rights of Indemnitee receiving such payments (to the extent thereof) against any insurance carrier (to the extent permitted under such insurance policies) or plaintiff in respect to such Indemnified Amounts and the Indemnitee shall execute and deliver any and all instruments and documents and perform any and all other acts or deeds which the Corporation deems necessary or advisable to secure such rights. Such right of subrogation shall be terminated upon receipt by the Corporation of the amount to be reimbursed by the Indemnitee pursuant to the first sentence of this paragraph.

                  6. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director of the Corporation (or is serving at the request of the Corporation as an Affiliate Indemnitee) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was a director, officer or employee of the Corporation or was serving in any other capacity referred to herein.

                  7. Successors; Binding Agreement. This Agreement shall be binding on and shall inure to the benefit of and be enforceable by the Corporation's successors and assigns and by the Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. The Corporation shall require any successor or assignee

(whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation, by written agreement in form and substance reasonably satisfactory to the Corporation and to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession or assignment had taken place.

                  8. Enforcement. The Corporation has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce the Indemnitee to act as a director of the Corporation, and acknowledges that the Indemnitee is relying upon this Agreement in continuing in such capacity. In the event the Indemnitee is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of the Indemnitee's fees and expenses in bringing and pursuing such action. The Indemnitee shall be entitled to the advancement of Indemnified Amounts to the full extent contemplated by Section 3 hereof in connection with such Proceeding.

                  9. Separability. Each of the provisions of this Agreement is a separate and distinct agreement independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, which other provisions shall remain in full force and effect.

                  10.  Miscellaneous.  No  provision  of this  Agreement  may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing signed by Indemnitee and either the Chairman of the Board or the President of the Corporation or another officer of the Corporation specifically designated by the Board of Directors. No waiver by either party at any time of any breach by the other party of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Arizona, without giving effect to the principles of conflicts of laws thereof. The Indemnitee may bring an action seeking resolution of disputes or controversies arising under or in any way related to this Agreement in the state or federal court jurisdiction in which Indemnitee resides or in which his or her place of business is located, and in any related appellate courts, and the Corporation consents to the jurisdiction of such courts and to such venue.

                  11. Notices. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

                  If to Indemnitee:     Keith T. Knight
                                        5460 Sunset Lane
                                        Yorba Linda, CA 92686

                  If to Corporation:    Knight Transportation, Inc.
                                        5601 West Buckeye Road
                                        Phoenix, Arizona 85043

                                        Attention:   Secretary

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  12. Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  13. Effectiveness. This Agreement shall be effective as of January 1, 1997.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

                                        KNIGHT TRANSPORTATION, INC.



                                        By: /s/ Kevin P. Knight
                                           -------------------------------------
                                                 Kevin P. Knight
                                                 Its Chief Executive Officer


                                        INDEMNITEE:


                                        /s/ Keith T. Knight
                                        ----------------------------------------
                                                  Keith T. Knight

                               INDEMNITY AGREEMENT
                               -------------------


                  This INDEMNITY AGREEMENT dated as of February 5, 1997, is made by and between Knight Transportation, Inc. (the "Corporation"), and L. Randy Knight (the "Indemnitee").

                                    RECITALS
                                    --------

                  The Articles of Incorporation and By-Laws of the Corporation provide for indemnification by the Corporation of its directors to the fullest extent permitted by law. The Indemnitee has been serving and desires to continue to serve as a director of the Corporation in part in reliance on such indemnity provision.

                  To provide the Indemnitee with additional contractual assurance of protection against personal liability in connection with certain proceedings described below, the Corporation desires to enter into this Agreement.

                  In order to induce the Indemnitee to serve or continue to serve as a director of the Corporation, and in consideration of the Indemnitee's so serving, the Corporation desires to indemnify the Indemnitee and to make arrangements pursuant to which the Indemnitee may be advanced or reimbursed expenses incurred by Indemnitee in certain proceedings described below, according to the terms and conditions set forth below.

                                    AGREEMENT
                                    ---------

                  THEREFORE, in consideration of the foregoing recitals and of Indemnitee's serving or continuing to serve the Corporation as a director, the parties agree as follows:

                  1. Indemnification.

                           (a) In accordance  with the  provisions of subsection
(b) of this Section 1, the Corporation shall hold harmless and indemnify the Indemnitee against any and all expenses, liabilities and losses (including, without limitation, investigation expenses and expert witnesses' and attorneys' fees and expenses, costs of court, judgments, penalties, fines, and amounts paid or to be paid in settlement) actually incurred by the Indemnitee (net of any related insurance proceeds or other amounts received by Indemnitee or paid by or on behalf of the Corporation on the Indemnitee's behalf), in connection with any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which the Indemnitee is a party or is threatened to be made a party (a "Proceeding") based upon, arising from, relating to, or by reason of the fact that Indemnitee is, was, shall be, or shall have been a director and/or officer of the Corporation or is or was serving, shall serve, or shall have served at the request of the Corporation as a director, officer, partner, trustee, member, employee, or agent ("Affiliate Indemnitee") of another foreign or domestic corporation or non-profit corporation, cooperative, partnership, joint venture, limited liability company, trust or other incorporated or unincorporated enterprise (each, a "Company Affiliate").

                           (b) Without limiting the generality of the foregoing,
the Indemnitee shall be entitled to the rights of indemnification provided in this Section 1 for any expenses actually incurred in any Proceeding initiated by or in the right of the Corporation, unless indemnification is barred by A.R.S.
Section 10-851.D or 10-856.A, or any other applicable law.

                           (c) In providing the foregoing  indemnification,  the
Corporation shall, with respect to any proceeding, hold harmless and indemnify the Indemnitee to the fullest extent not prohibited by the law of the State of Arizona, as in effect from time and time, and the Articles of Incorporation. For purposes of this Agreement, it is intended that the indemnification afforded hereby be mandatory and the broadest possible under any then existing statutory provision expressly authorizing the Corporation to indemnify directors or officers whether in effect on the date of this Agreement or hereafter, provided, however, that the indemnification provisions of this Agreement shall apply without regard to whether any provision set forth in the Articles or Bylaws of the Corporation authorizing or permitting indemnification shall be in force or effect.

                  2. Other Indemnification Agreements. The Corporation may purchase and maintain insurance or furnish similar protection or make other arrangements, including, but not limited to, providing a trust fund, letter of credit, or surety bond ("Indemnification Arrangements") on behalf of the Indemnitee against any liability asserted against him or her or incurred by or on behalf of him or her in such capacity as a director or officer of the Corporation or an Affiliated Indemnitee, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Agreement. The purchase, establishment, and maintenance of any such Indemnification Arrangement shall not in any way limit or affect the rights and obligations of the Corporation or of the Indemnitee under this Agreement except as expressly provided herein, and the execution and delivery of this Agreement by the Corporation and the Indemnitee shall not in any way limit or affect the rights and obligations of the Corporation or the other party or parties thereto under any such Indemnification Arrangement. All amounts payable by the Corporation pursuant to this Section 2 and Section 1 hereof are herein referred to as "Indemnified Amounts." To the extent the Corporation is able to obtain directors and officers liability insurance of a reasonable premium (as determined by the Corporation in its sole discretion), the Corporation shall use reasonable efforts to cause the Indemnitee to be covered by such insurance.

                  3. Advance Payment of Indemnified Amounts.

                           (a) The  Indemnitee  hereby is  granted  the right to
receive in advance of a final, nonappealable judgment or other final adjudication of a Proceeding (a "Final Determination") the amount of any and all expenses, including, without limitation, investigation expenses, court costs, expert witnesses' and attorneys' fees and other expenses expended or incurred by the Indemnitee in connection with any Proceeding or otherwise expensed or incurred by the

Indemnitee (such amounts so expended or incurred being hereinafter referred to as "Advanced Amounts").

                           (b)  In  making  any  written  request  for  Advanced
Amounts, the Indemnitee shall submit to the Corporation a schedule setting forth in reasonable detail the dollar amount expended or incurred and expected to be expended. Each such listing shall be supported by the bill, agreement, or other documentation relating thereto, each of which shall be appended to the schedule as an exhibit. In addition, before the Indemnitee may receive Advanced Amounts from the Corporation, the Indemnitee shall provide to the Corporation (i) a written affirmation of the Indemnitee's good faith belief that the applicable standard of conduct required for indemnification by the Corporation has been satisfied by the Indemnitee, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the Advanced Amount if it shall ultimately be determined that the Indemnitee has not satisfied any applicable standard of conduct. The written undertaking required from the Indemnitee shall be an unlimited general obligation of the Indemnitee but need not be secured. The Corporation shall pay to the Indemnitee all Advanced Amounts within twenty (20) days after receipt by the Corporation of all information and documentation required to be provided by the Indemnitee pursuant to this paragraph.

                  4. Procedure for Payment of Indemnified Amounts.

                           (a) To obtain  indemnification  under this Agreement,
the Indemnitee shall submit to the Corporation a written request for payment of the appropriate Indemnified Amounts, including with such requests such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

                           (b) The  Corporation  shall  pay the  Indemnitee  the
appropriate Indemnified Amounts unless it is established that the Indemnitee engaged in one of the Prohibited Acts, and such Prohibited Act was the subject matter of the Proceeding. For purposes of determining whether the Indemnitee is entitled to Indemnified Amounts, in order to deny indemnification to the Indemnitee, the Corporation has the burden of proof in establishing (1) that the Indemnitee engaged in the Prohibited Act, and (2) that the Prohibited Act was the subject matter of the Proceeding. In this regard, a termination of any Proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct; provided, however, that the termination of any criminal proceeding by conviction, or a pleading of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee engaged in a Prohibited Act. For purposes of this Agreement, a Prohibited Act shall mean any act, omission or condition (i) described in A.R.S.
Section 10-851.D or 10- 856.A for which the Corporation may not indemnify the Indemnitee or (ii) any act, omission or condition for which indemnity is not available under any federal or state law or public policy.

                           (c) Any determination that the Indemnitee has engaged
in a Prohibited Act shall be made (i) either by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding; or (ii) by independent legal counsel (who may be the outside counsel regularly employed by the Corporation); provided that the manner in which (and, if applicable, the counsel by which) the right of indemnification is to be determined shall be approved in advance in writing by both the highest ranking executive officer of the Corporation who is not a party to such action (sometimes hereinafter referred to as "Senior Officer") and by the Indemnitee. In the event that such parties are unable to agree on the manner in which any such determination is to be made, such determination shall be made by independent legal counsel retained by the Corporation especially for such purpose, provided that such counsel be approved in advance in writing by both the Senior Officer and the Indemnitee and, provided further, that such counsel shall not be outside counsel regularly employed by the Corporation. The fees and expenses of counsel in connection with making the determination contemplated hereunder shall be paid by the Corporation, and, if requested by such counsel, the Corporation shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

                           (d) The  Corporation  will  use its best  efforts  to
conclude as soon as practicable any required determination pursuant to subparagraph (c) above and promptly will advise the Indemnitee in writing with respect to any determination that the Indemnitee is or is not entitled to indemnification, including a description of any reason or basis for which indemnification has been denied. Payment of any applicable Indemnified Amounts will be made to the Indemnitee within ten (10) days after any determination of the Indemnitee's entitlement to indemnification.

                           (e)  Notwithstanding  the  foregoing,  the Indemnitee
may, at any time after sixty (60) days after a claim for Indemnified Amounts has been filed with the Corporation (or upon receipt of written notice that a claim for Indemnified Amounts has been rejected, if earlier) and before three (3) years after a claim for Indemnified Amounts has been filed, petition a court of competent jurisdiction to determine whether the Indemnitee is entitled to indemnification under the provisions of this Agreement, and such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such action without having made such determination. The court shall, as petitioned, make an independent determination of whether the Indemnitee is entitled to indemnification as provided under this Agreement, irrespective of any prior determination made by the Board of Directors or independent counsel. If the court shall determine that the Indemnitee is entitled to indemnification as to any claim, issue or matter involved in the Proceeding with respect to which there has been no prior determination pursuant to this Agreement or with respect to which there has been a prior determination that the Indemnitee was not entitled to indemnification hereunder, the Corporation shall pay all expenses (including attorneys' fees and court costs) actually incurred by the Indemnitee in connection with such judicial determination.

                  5. Agreement Not Exclusive; Subrogation Rights, etc.

                           (a) This Agreement  shall not be deemed  exclusive of
and shall not diminish any other rights the Indemnitee may have to be indemnified or insured or otherwise protected against any liability, loss, or expense by the Corporation, any subsidiary of the Corporation, or any other person or entity under any charter, bylaws, law, agreement, policy of insurance or similar protection, vote of stockholders or directors, disinterested or not, or otherwise, whether or not now in effect, both as to actions in the Indemnitee's official capacity, and as to actions in another capacity while holding such office. The Corporation's obligations to make payments of Indemnified Amounts hereunder shall be satisfied to the extent that payments with respect to the same Proceeding (or part thereof) have been made to or for the benefit of the Indemnitee by reason of the indemnification of the Indemnitee pursuant to any other arrangement made by the Corporation for the benefit of the Indemnitee.

                           (b) In the event the Indemnitee shall receive payment
from any insurance carrier or from the plaintiff in any Proceeding against such Indemnitee in respect of Indemnified Amounts after payments on account of all or part of such Indemnified Amounts have been made by the Corporation pursuant hereto, such Indemnitee shall promptly reimburse to the Corporation the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the Corporation or pursuant to arrangements made by the Corporation to Indemnitee exceeds such Indemnified Amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy, such as deductible or co-insurance payments, shall not be deemed to be payments to the Indemnitee hereunder. In addition, upon payment of Indemnified Amounts hereunder, the Corporation shall be subrogated to the rights of Indemnitee receiving such payments (to the extent thereof) against any insurance carrier (to the extent permitted under such insurance policies) or plaintiff in respect to such Indemnified Amounts and the Indemnitee shall execute and deliver any and all instruments and documents and perform any and all other acts or deeds which the Corporation deems necessary or advisable to secure such rights. Such right of subrogation shall be terminated upon receipt by the Corporation of the amount to be reimbursed by the Indemnitee pursuant to the first sentence of this paragraph.

                  6. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director of the Corporation (or is serving at the request of the Corporation as an Affiliate Indemnitee) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was a director, officer or employee of the Corporation or was serving in any other capacity referred to herein.

                  7. Successors; Binding Agreement. This Agreement shall be binding on and shall inure to the benefit of and be enforceable by the Corporation's successors and assigns and by the Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. The Corporation shall require any successor or assignee

(whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation, by written agreement in form and substance reasonably satisfactory to the Corporation and to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession or assignment had taken place.

                  8. Enforcement. The Corporation has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce the Indemnitee to act as a director of the Corporation, and acknowledges that the Indemnitee is relying upon this Agreement in continuing in such capacity. In the event the Indemnitee is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of the Indemnitee's fees and expenses in bringing and pursuing such action. The Indemnitee shall be entitled to the advancement of Indemnified Amounts to the full extent contemplated by Section 3 hereof in connection with such Proceeding.

                  9. Separability. Each of the provisions of this Agreement is a separate and distinct agreement independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, which other provisions shall remain in full force and effect.

                  10.  Miscellaneous.  No  provision  of this  Agreement  may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing signed by Indemnitee and either the Chairman of the Board or the President of the Corporation or another officer of the Corporation specifically designated by the Board of Directors. No waiver by either party at any time of any breach by the other party of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Arizona, without giving effect to the principles of conflicts of laws thereof. The Indemnitee may bring an action seeking resolution of disputes or controversies arising under or in any way related to this Agreement in the state or federal court jurisdiction in which Indemnitee resides or in which his or her place of business is located, and in any related appellate courts, and the Corporation consents to the jurisdiction of such courts and to such venue.

                  11. Notices. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

                  If to Indemnitee:     L. Randy Knight
                                        Knight Transportation, Inc.
                                        5601 W. Buckeye Road
                                        Phoenix, Arizona 85043

                  If to Corporation:    Knight Transportation, Inc.
                                        5601 West Buckeye Road
                                        Phoenix, Arizona 85043

                                        Attention:   Secretary

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  12. Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  13. Effectiveness. This Agreement shall be effective as of January 1, 1997.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

                                        KNIGHT TRANSPORTATION, INC.



                                        By: /s/ Kevin P. Knight
                                           -------------------------------------
                                                 Kevin P. Knight
                                                 Its Chief Executive Officer


                                        INDEMNITEE:


                                        /s/ L. Randy Knight
                                        ----------------------------------------
                                                  L. Randy Knight

                               INDEMNITY AGREEMENT
                               -------------------


                  This INDEMNITY AGREEMENT dated as of February 5, 1997, is made by and between Knight Transportation, Inc. (the "Corporation"), and Gary J. Knight (the "Indemnitee").

                                    RECITALS
                                    --------

                  The Articles of Incorporation and By-Laws of the Corporation provide for indemnification by the Corporation of its directors to the fullest extent permitted by law. The Indemnitee has been serving and desires to continue to serve as a director of the Corporation in part in reliance on such indemnity provision.

                  To provide the Indemnitee with additional contractual assurance of protection against personal liability in connection with certain proceedings described below, the Corporation desires to enter into this Agreement.

                  In order to induce the Indemnitee to serve or continue to serve as a director of the Corporation, and in consideration of the Indemnitee's so serving, the Corporation desires to indemnify the Indemnitee and to make arrangements pursuant to which the Indemnitee may be advanced or reimbursed expenses incurred by Indemnitee in certain proceedings described below, according to the terms and conditions set forth below.

                                    AGREEMENT
                                    ---------

                  THEREFORE, in consideration of the foregoing recitals and of Indemnitee's serving or continuing to serve the Corporation as a director, the parties agree as follows:

                  1. Indemnification.

                           (a) In accordance  with the  provisions of subsection
(b) of this Section 1, the Corporation shall hold harmless and indemnify the Indemnitee against any and all expenses, liabilities and losses (including, without limitation, investigation expenses and expert witnesses' and attorneys' fees and expenses, costs of court, judgments, penalties, fines, and amounts paid or to be paid in settlement) actually incurred by the Indemnitee (net of any related insurance proceeds or other amounts received by Indemnitee or paid by or on behalf of the Corporation on the Indemnitee's behalf), in connection with any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which the Indemnitee is a party or is threatened to be made a party (a "Proceeding") based upon, arising from, relating to, or by reason of the fact that Indemnitee is, was, shall be, or shall have been a director and/or officer of the Corporation or is or was serving, shall serve, or shall have served at the request of the Corporation as a director, officer, partner, trustee, member, employee, or agent ("Affiliate Indemnitee") of another foreign or domestic corporation or non-profit corporation, cooperative, partnership, joint venture, limited liability company, trust or other incorporated or unincorporated enterprise (each, a "Company Affiliate").

                           (b) Without limiting the generality of the foregoing,
the Indemnitee shall be entitled to the rights of indemnification provided in this Section 1 for any expenses actually incurred in any Proceeding initiated by or in the right of the Corporation, unless indemnification is barred by A.R.S.
Section 10-851.D or 10-856.A, or any other applicable law.

                           (c) In providing the foregoing  indemnification,  the
Corporation shall, with respect to any proceeding, hold harmless and indemnify the Indemnitee to the fullest extent not prohibited by the law of the State of Arizona, as in effect from time and time, and the Articles of Incorporation. For purposes of this Agreement, it is intended that the indemnification afforded hereby be mandatory and the broadest possible under any then existing statutory provision expressly authorizing the Corporation to indemnify directors or officers whether in effect on the date of this Agreement or hereafter, provided, however, that the indemnification provisions of this Agreement shall apply without regard to whether any provision set forth in the Articles or Bylaws of the Corporation authorizing or permitting indemnification shall be in force or effect.

                  2. Other Indemnification Agreements. The Corporation may purchase and maintain insurance or furnish similar protection or make other arrangements, including, but not limited to, providing a trust fund, letter of credit, or surety bond ("Indemnification Arrangements") on behalf of the Indemnitee against any liability asserted against him or her or incurred by or on behalf of him or her in such capacity as a director or officer of the Corporation or an Affiliated Indemnitee, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Agreement. The purchase, establishment, and maintenance of any such Indemnification Arrangement shall not in any way limit or affect the rights and obligations of the Corporation or of the Indemnitee under this Agreement except as expressly provided herein, and the execution and delivery of this Agreement by the Corporation and the Indemnitee shall not in any way limit or affect the rights and obligations of the Corporation or the other party or parties thereto under any such Indemnification Arrangement. All amounts payable by the Corporation pursuant to this Section 2 and Section 1 hereof are herein referred to as "Indemnified Amounts." To the extent the Corporation is able to obtain directors and officers liability insurance of a reasonable premium (as determined by the Corporation in its sole discretion), the Corporation shall use reasonable efforts to cause the Indemnitee to be covered by such insurance.

                  3. Advance Payment of Indemnified Amounts.

                           (a) The  Indemnitee  hereby is  granted  the right to
receive in advance of a final, nonappealable judgment or other final adjudication of a Proceeding (a "Final Determination") the amount of any and all expenses, including, without limitation, investigation expenses, court costs, expert witnesses' and attorneys' fees and other expenses expended or incurred by the Indemnitee in connection with any Proceeding or otherwise expensed or incurred by the

Indemnitee (such amounts so expended or incurred being hereinafter referred to as "Advanced Amounts").

                           (b)  In  making  any  written  request  for  Advanced
Amounts, the Indemnitee shall submit to the Corporation a schedule setting forth in reasonable detail the dollar amount expended or incurred and expected to be expended. Each such listing shall be supported by the bill, agreement, or other documentation relating thereto, each of which shall be appended to the schedule as an exhibit. In addition, before the Indemnitee may receive Advanced Amounts from the Corporation, the Indemnitee shall provide to the Corporation (i) a written affirmation of the Indemnitee's good faith belief that the applicable standard of conduct required for indemnification by the Corporation has been satisfied by the Indemnitee, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the Advanced Amount if it shall ultimately be determined that the Indemnitee has not satisfied any applicable standard of conduct. The written undertaking required from the Indemnitee shall be an unlimited general obligation of the Indemnitee but need not be secured. The Corporation shall pay to the Indemnitee all Advanced Amounts within twenty (20) days after receipt by the Corporation of all information and documentation required to be provided by the Indemnitee pursuant to this paragraph.

                  4. Procedure for Payment of Indemnified Amounts.

                           (a) To obtain  indemnification  under this Agreement,
the Indemnitee shall submit to the Corporation a written request for payment of the appropriate Indemnified Amounts, including with such requests such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

                           (b) The  Corporation  shall  pay the  Indemnitee  the
appropriate Indemnified Amounts unless it is established that the Indemnitee engaged in one of the Prohibited Acts, and such Prohibited Act was the subject matter of the Proceeding. For purposes of determining whether the Indemnitee is entitled to Indemnified Amounts, in order to deny indemnification to the Indemnitee, the Corporation has the burden of proof in establishing (1) that the Indemnitee engaged in the Prohibited Act, and (2) that the Prohibited Act was the subject matter of the Proceeding. In this regard, a termination of any Proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct; provided, however, that the termination of any criminal proceeding by conviction, or a pleading of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee engaged in a Prohibited Act. For purposes of this Agreement, a Prohibited Act shall mean any act, omission or condition (i) described in A.R.S.
Section 10-851.D or 10- 856.A for which the Corporation may not indemnify the Indemnitee or (ii) any act, omission or condition for which indemnity is not available under any federal or state law or public policy.

                           (c) Any determination that the Indemnitee has engaged
in a Prohibited Act shall be made (i) either by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding; or (ii) by independent legal counsel (who may be the outside counsel regularly employed by the Corporation); provided that the manner in which (and, if applicable, the counsel by which) the right of indemnification is to be determined shall be approved in advance in writing by both the highest ranking executive officer of the Corporation who is not a party to such action (sometimes hereinafter referred to as "Senior Officer") and by the Indemnitee. In the event that such parties are unable to agree on the manner in which any such determination is to be made, such determination shall be made by independent legal counsel retained by the Corporation especially for such purpose, provided that such counsel be approved in advance in writing by both the Senior Officer and the Indemnitee and, provided further, that such counsel shall not be outside counsel regularly employed by the Corporation. The fees and expenses of counsel in connection with making the determination contemplated hereunder shall be paid by the Corporation, and, if requested by such counsel, the Corporation shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

                           (d) The  Corporation  will  use its best  efforts  to
conclude as soon as practicable any required determination pursuant to subparagraph (c) above and promptly will advise the Indemnitee in writing with respect to any determination that the Indemnitee is or is not entitled to indemnification, including a description of any reason or basis for which indemnification has been denied. Payment of any applicable Indemnified Amounts will be made to the Indemnitee within ten (10) days after any determination of the Indemnitee's entitlement to indemnification.

                           (e)  Notwithstanding  the  foregoing,  the Indemnitee
may, at any time after sixty (60) days after a claim for Indemnified Amounts has been filed with the Corporation (or upon receipt of written notice that a claim for Indemnified Amounts has been rejected, if earlier) and before three (3) years after a claim for Indemnified Amounts has been filed, petition a court of competent jurisdiction to determine whether the Indemnitee is entitled to indemnification under the provisions of this Agreement, and such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such action without having made such determination. The court shall, as petitioned, make an independent determination of whether the Indemnitee is entitled to indemnification as provided under this Agreement, irrespective of any prior determination made by the Board of Directors or independent counsel. If the court shall determine that the Indemnitee is entitled to indemnification as to any claim, issue or matter involved in the Proceeding with respect to which there has been no prior determination pursuant to this Agreement or with respect to which there has been a prior determination that the Indemnitee was not entitled to indemnification hereunder, the Corporation shall pay all expenses (including attorneys' fees and court costs) actually incurred by the Indemnitee in connection with such judicial determination.

                  5. Agreement Not Exclusive; Subrogation Rights, etc.

                           (a) This Agreement  shall not be deemed  exclusive of
and shall not diminish any other rights the Indemnitee may have to be indemnified or insured or otherwise protected against any liability, loss, or expense by the Corporation, any subsidiary of the Corporation, or any other person or entity under any charter, bylaws, law, agreement, policy of insurance or similar protection, vote of stockholders or directors, disinterested or not, or otherwise, whether or not now in effect, both as to actions in the Indemnitee's official capacity, and as to actions in another capacity while holding such office. The Corporation's obligations to make payments of Indemnified Amounts hereunder shall be satisfied to the extent that payments with respect to the same Proceeding (or part thereof) have been made to or for the benefit of the Indemnitee by reason of the indemnification of the Indemnitee pursuant to any other arrangement made by the Corporation for the benefit of the Indemnitee.

                           (b) In the event the Indemnitee shall receive payment
from any insurance carrier or from the plaintiff in any Proceeding against such Indemnitee in respect of Indemnified Amounts after payments on account of all or part of such Indemnified Amounts have been made by the Corporation pursuant hereto, such Indemnitee shall promptly reimburse to the Corporation the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the Corporation or pursuant to arrangements made by the Corporation to Indemnitee exceeds such Indemnified Amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy, such as deductible or co-insurance payments, shall not be deemed to be payments to the Indemnitee hereunder. In addition, upon payment of Indemnified Amounts hereunder, the Corporation shall be subrogated to the rights of Indemnitee receiving such payments (to the extent thereof) against any insurance carrier (to the extent permitted under such insurance policies) or plaintiff in respect to such Indemnified Amounts and the Indemnitee shall execute and deliver any and all instruments and documents and perform any and all other acts or deeds which the Corporation deems necessary or advisable to secure such rights. Such right of subrogation shall be terminated upon receipt by the Corporation of the amount to be reimbursed by the Indemnitee pursuant to the first sentence of this paragraph.

                  6. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director of the Corporation (or is serving at the request of the Corporation as an Affiliate Indemnitee) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was a director, officer or employee of the Corporation or was serving in any other capacity referred to herein.

                  7. Successors; Binding Agreement. This Agreement shall be binding on and shall inure to the benefit of and be enforceable by the Corporation's successors and assigns and by the Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. The Corporation shall require any successor or assignee

(whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation, by written agreement in form and substance reasonably satisfactory to the Corporation and to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession or assignment had taken place.

                  8. Enforcement. The Corporation has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce the Indemnitee to act as a director of the Corporation, and acknowledges that the Indemnitee is relying upon this Agreement in continuing in such capacity. In the event the Indemnitee is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of the Indemnitee's fees and expenses in bringing and pursuing such action. The Indemnitee shall be entitled to the advancement of Indemnified Amounts to the full extent contemplated by Section 3 hereof in connection with such Proceeding.

                  9. Separability. Each of the provisions of this Agreement is a separate and distinct agreement independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, which other provisions shall remain in full force and effect.

                  10.  Miscellaneous.  No  provision  of this  Agreement  may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing signed by Indemnitee and either the Chairman of the Board or the President of the Corporation or another officer of the Corporation specifically designated by the Board of Directors. No waiver by either party at any time of any breach by the other party of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Arizona, without giving effect to the principles of conflicts of laws thereof. The Indemnitee may bring an action seeking resolution of disputes or controversies arising under or in any way related to this Agreement in the state or federal court jurisdiction in which Indemnitee resides or in which his or her place of business is located, and in any related appellate courts, and the Corporation consents to the jurisdiction of such courts and to such venue.

                  11. Notices. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

                  If to Indemnitee:     Gary J. Knight
                                        Knight Transportation, Inc.
                                        5601 W. Buckeye Road
                                        Phoenix, Arizona 85043

                  If to Corporation:    Knight Transportation, Inc.
                                        5601 West Buckeye Road
                                        Phoenix, Arizona 85043

                                        Attention:   Secretary

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  12. Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  13. Effectiveness. This Agreement shall be effective as of January 1, 1997.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

                                        KNIGHT TRANSPORTATION, INC.



                                        By: /s/ Kevin P. Knight
                                           -------------------------------------
                                                 Kevin P. Knight
                                                 Its Chief Executive Officer


                                        INDEMNITEE:


                                        /s/ Gary J. Knight
                                        ----------------------------------------
                                                  Gary J. Knight

                               INDEMNITY AGREEMENT
                               -------------------


                  This INDEMNITY AGREEMENT dated as of February 5, 1997, is made by and between Knight Transportation, Inc. (the "Corporation"), and Kevin P. Knight (the "Indemnitee").

                                    RECITALS
                                    --------

                  The Articles of Incorporation and By-Laws of the Corporation provide for indemnification by the Corporation of its directors to the fullest extent permitted by law. The Indemnitee has been serving and desires to continue to serve as a director of the Corporation in part in reliance on such indemnity provision.

                  To provide the Indemnitee with additional contractual assurance of protection against personal liability in connection with certain proceedings described below, the Corporation desires to enter into this Agreement.

                  In order to induce the Indemnitee to serve or continue to serve as a director of the Corporation, and in consideration of the Indemnitee's so serving, the Corporation desires to indemnify the Indemnitee and to make arrangements pursuant to which the Indemnitee may be advanced or reimbursed expenses incurred by Indemnitee in certain proceedings described below, according to the terms and conditions set forth below.

                                    AGREEMENT
                                    ---------

                  THEREFORE, in consideration of the foregoing recitals and of Indemnitee's serving or continuing to serve the Corporation as a director, the parties agree as follows:

                  1. Indemnification.

                           (a) In accordance  with the  provisions of subsection
(b) of this Section 1, the Corporation shall hold harmless and indemnify the Indemnitee against any and all expenses, liabilities and losses (including, without limitation, investigation expenses and expert witnesses' and attorneys' fees and expenses, costs of court, judgments, penalties, fines, and amounts paid or to be paid in settlement) actually incurred by the Indemnitee (net of any related insurance proceeds or other amounts received by Indemnitee or paid by or on behalf of the Corporation on the Indemnitee's behalf), in connection with any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which the Indemnitee is a party or is threatened to be made a party (a "Proceeding") based upon, arising from, relating to, or by reason of the fact that Indemnitee is, was, shall be, or shall have been a director and/or officer of the Corporation or is or was serving, shall serve, or shall have served at the request of the Corporation as a director, officer, partner, trustee, member, employee, or agent ("Affiliate Indemnitee") of another foreign or domestic corporation or non-profit corporation, cooperative, partnership, joint venture, limited liability company, trust or other incorporated or unincorporated enterprise (each, a "Company Affiliate").

                           (b) Without limiting the generality of the foregoing,
the Indemnitee shall be entitled to the rights of indemnification provided in this Section 1 for any expenses actually incurred in any Proceeding initiated by or in the right of the Corporation, unless indemnification is barred by A.R.S.
Section 10-851.D or 10-856.A, or any other applicable law.

                           (c) In providing the foregoing  indemnification,  the
Corporation shall, with respect to any proceeding, hold harmless and indemnify the Indemnitee to the fullest extent not prohibited by the law of the State of Arizona, as in effect from time and time, and the Articles of Incorporation. For purposes of this Agreement, it is intended that the indemnification afforded hereby be mandatory and the broadest possible under any then existing statutory provision expressly authorizing the Corporation to indemnify directors or officers whether in effect on the date of this Agreement or hereafter, provided, however, that the indemnification provisions of this Agreement shall apply without regard to whether any provision set forth in the Articles or Bylaws of the Corporation authorizing or permitting indemnification shall be in force or effect.

                  2. Other Indemnification Agreements. The Corporation may purchase and maintain insurance or furnish similar protection or make other arrangements, including, but not limited to, providing a trust fund, letter of credit, or surety bond ("Indemnification Arrangements") on behalf of the Indemnitee against any liability asserted against him or her or incurred by or on behalf of him or her in such capacity as a director or officer of the Corporation or an Affiliated Indemnitee, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Agreement. The purchase, establishment, and maintenance of any such Indemnification Arrangement shall not in any way limit or affect the rights and obligations of the Corporation or of the Indemnitee under this Agreement except as expressly provided herein, and the execution and delivery of this Agreement by the Corporation and the Indemnitee shall not in any way limit or affect the rights and obligations of the Corporation or the other party or parties thereto under any such Indemnification Arrangement. All amounts payable by the Corporation pursuant to this Section 2 and Section 1 hereof are herein referred to as "Indemnified Amounts." To the extent the Corporation is able to obtain directors and officers liability insurance of a reasonable premium (as determined by the Corporation in its sole discretion), the Corporation shall use reasonable efforts to cause the Indemnitee to be covered by such insurance.

                  3. Advance Payment of Indemnified Amounts.

                           (a) The  Indemnitee  hereby is  granted  the right to
receive in advance of a final, nonappealable judgment or other final adjudication of a Proceeding (a "Final Determination") the amount of any and all expenses, including, without limitation, investigation expenses, court costs, expert witnesses' and attorneys' fees and other expenses expended or incurred by the Indemnitee in connection with any Proceeding or otherwise expensed or incurred by the

Indemnitee (such amounts so expended or incurred being hereinafter referred to as "Advanced Amounts").

                           (b)  In  making  any  written  request  for  Advanced
Amounts, the Indemnitee shall submit to the Corporation a schedule setting forth in reasonable detail the dollar amount expended or incurred and expected to be expended. Each such listing shall be supported by the bill, agreement, or other documentation relating thereto, each of which shall be appended to the schedule as an exhibit. In addition, before the Indemnitee may receive Advanced Amounts from the Corporation, the Indemnitee shall provide to the Corporation (i) a written affirmation of the Indemnitee's good faith belief that the applicable standard of conduct required for indemnification by the Corporation has been satisfied by the Indemnitee, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the Advanced Amount if it shall ultimately be determined that the Indemnitee has not satisfied any applicable standard of conduct. The written undertaking required from the Indemnitee shall be an unlimited general obligation of the Indemnitee but need not be secured. The Corporation shall pay to the Indemnitee all Advanced Amounts within twenty (20) days after receipt by the Corporation of all information and documentation required to be provided by the Indemnitee pursuant to this paragraph.

                  4. Procedure for Payment of Indemnified Amounts.

                           (a) To obtain  indemnification  under this Agreement,
the Indemnitee shall submit to the Corporation a written request for payment of the appropriate Indemnified Amounts, including with such requests such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

                           (b) The  Corporation  shall  pay the  Indemnitee  the
appropriate Indemnified Amounts unless it is established that the Indemnitee engaged in one of the Prohibited Acts, and such Prohibited Act was the subject matter of the Proceeding. For purposes of determining whether the Indemnitee is entitled to Indemnified Amounts, in order to deny indemnification to the Indemnitee, the Corporation has the burden of proof in establishing (1) that the Indemnitee engaged in the Prohibited Act, and (2) that the Prohibited Act was the subject matter of the Proceeding. In this regard, a termination of any Proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct; provided, however, that the termination of any criminal proceeding by conviction, or a pleading of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee engaged in a Prohibited Act. For purposes of this Agreement, a Prohibited Act shall mean any act, omission or condition (i) described in A.R.S.
Section 10-851.D or 10- 856.A for which the Corporation may not indemnify the Indemnitee or (ii) any act, omission or condition for which indemnity is not available under any federal or state law or public policy.

                           (c) Any determination that the Indemnitee has engaged
in a Prohibited Act shall be made (i) either by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding; or (ii) by independent legal counsel (who may be the outside counsel regularly employed by the Corporation); provided that the manner in which (and, if applicable, the counsel by which) the right of indemnification is to be determined shall be approved in advance in writing by both the highest ranking executive officer of the Corporation who is not a party to such action (sometimes hereinafter referred to as "Senior Officer") and by the Indemnitee. In the event that such parties are unable to agree on the manner in which any such determination is to be made, such determination shall be made by independent legal counsel retained by the Corporation especially for such purpose, provided that such counsel be approved in advance in writing by both the Senior Officer and the Indemnitee and, provided further, that such counsel shall not be outside counsel regularly employed by the Corporation. The fees and expenses of counsel in connection with making the determination contemplated hereunder shall be paid by the Corporation, and, if requested by such counsel, the Corporation shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

                           (d) The  Corporation  will  use its best  efforts  to
conclude as soon as practicable any required determination pursuant to subparagraph (c) above and promptly will advise the Indemnitee in writing with respect to any determination that the Indemnitee is or is not entitled to indemnification, including a description of any reason or basis for which indemnification has been denied. Payment of any applicable Indemnified Amounts will be made to the Indemnitee within ten (10) days after any determination of the Indemnitee's entitlement to indemnification.

                           (e)  Notwithstanding  the  foregoing,  the Indemnitee
may, at any time after sixty (60) days after a claim for Indemnified Amounts has been filed with the Corporation (or upon receipt of written notice that a claim for Indemnified Amounts has been rejected, if earlier) and before three (3) years after a claim for Indemnified Amounts has been filed, petition a court of competent jurisdiction to determine whether the Indemnitee is entitled to indemnification under the provisions of this Agreement, and such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such action without having made such determination. The court shall, as petitioned, make an independent determination of whether the Indemnitee is entitled to indemnification as provided under this Agreement, irrespective of any prior determination made by the Board of Directors or independent counsel. If the court shall determine that the Indemnitee is entitled to indemnification as to any claim, issue or matter involved in the Proceeding with respect to which there has been no prior determination pursuant to this Agreement or with respect to which there has been a prior determination that the Indemnitee was not entitled to indemnification hereunder, the Corporation shall pay all expenses (including attorneys' fees and court costs) actually incurred by the Indemnitee in connection with such judicial determination.

                  5. Agreement Not Exclusive; Subrogation Rights, etc.

                           (a) This Agreement  shall not be deemed  exclusive of
and shall not diminish any other rights the Indemnitee may have to be indemnified or insured or otherwise protected against any liability, loss, or expense by the Corporation, any subsidiary of the Corporation, or any other person or entity under any charter, bylaws, law, agreement, policy of insurance or similar protection, vote of stockholders or directors, disinterested or not, or otherwise, whether or not now in effect, both as to actions in the Indemnitee's official capacity, and as to actions in another capacity while holding such office. The Corporation's obligations to make payments of Indemnified Amounts hereunder shall be satisfied to the extent that payments with respect to the same Proceeding (or part thereof) have been made to or for the benefit of the Indemnitee by reason of the indemnification of the Indemnitee pursuant to any other arrangement made by the Corporation for the benefit of the Indemnitee.

                           (b) In the event the Indemnitee shall receive payment
from any insurance carrier or from the plaintiff in any Proceeding against such Indemnitee in respect of Indemnified Amounts after payments on account of all or part of such Indemnified Amounts have been made by the Corporation pursuant hereto, such Indemnitee shall promptly reimburse to the Corporation the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the Corporation or pursuant to arrangements made by the Corporation to Indemnitee exceeds such Indemnified Amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy, such as deductible or co-insurance payments, shall not be deemed to be payments to the Indemnitee hereunder. In addition, upon payment of Indemnified Amounts hereunder, the Corporation shall be subrogated to the rights of Indemnitee receiving such payments (to the extent thereof) against any insurance carrier (to the extent permitted under such insurance policies) or plaintiff in respect to such Indemnified Amounts and the Indemnitee shall execute and deliver any and all instruments and documents and perform any and all other acts or deeds which the Corporation deems necessary or advisable to secure such rights. Such right of subrogation shall be terminated upon receipt by the Corporation of the amount to be reimbursed by the Indemnitee pursuant to the first sentence of this paragraph.

                  6. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director of the Corporation (or is serving at the request of the Corporation as an Affiliate Indemnitee) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was a director, officer or employee of the Corporation or was serving in any other capacity referred to herein.

                  7. Successors; Binding Agreement. This Agreement shall be binding on and shall inure to the benefit of and be enforceable by the Corporation's successors and assigns and by the Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. The Corporation shall require any successor or assignee

(whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation, by written agreement in form and substance reasonably satisfactory to the Corporation and to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession or assignment had taken place.

                  8. Enforcement. The Corporation has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce the Indemnitee to act as a director of the Corporation, and acknowledges that the Indemnitee is relying upon this Agreement in continuing in such capacity. In the event the Indemnitee is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of the Indemnitee's fees and expenses in bringing and pursuing such action. The Indemnitee shall be entitled to the advancement of Indemnified Amounts to the full extent contemplated by Section 3 hereof in connection with such Proceeding.

                  9. Separability. Each of the provisions of this Agreement is a separate and distinct agreement independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, which other provisions shall remain in full force and effect.

                  10.  Miscellaneous.  No  provision  of this  Agreement  may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing signed by Indemnitee and either the Chairman of the Board or the President of the Corporation or another officer of the Corporation specifically designated by the Board of Directors. No waiver by either party at any time of any breach by the other party of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Arizona, without giving effect to the principles of conflicts of laws thereof. The Indemnitee may bring an action seeking resolution of disputes or controversies arising under or in any way related to this Agreement in the state or federal court jurisdiction in which Indemnitee resides or in which his or her place of business is located, and in any related appellate courts, and the Corporation consents to the jurisdiction of such courts and to such venue.

                  11. Notices. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

                  If to Indemnitee:     Kevin P. Knight
                                        Knight Transportation, Inc.
                                        5601 W. Buckeye Road
                                        Phoenix, Arizona 85043

                  If to Corporation:    Knight Transportation, Inc.
                                        5601 West Buckeye Road
                                        Phoenix, Arizona 85043

                                        Attention:   Secretary

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  12. Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  13. Effectiveness. This Agreement shall be effective as of January 1, 1997.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

                                        KNIGHT TRANSPORTATION, INC.



                                        By: /s/ L. Randy Knight
                                           -------------------------------------
                                                 L. Randy Knight
                                                 Chairman of the Board


                                        INDEMNITEE:


                                        /s/ Kevin P. Knight
                                        ----------------------------------------
                                                  Kevin P. Knight

                               INDEMNITY AGREEMENT
                               -------------------


                  This INDEMNITY AGREEMENT dated as of February 5, 1997, is made by and between Knight Transportation, Inc. (the "Corporation"), and D. G. Madden (the "Indemnitee").

                                    RECITALS
                                    --------

                  The Articles of Incorporation and By-Laws of the Corporation provide for indemnification by the Corporation of its directors to the fullest extent permitted by law. The Indemnitee has been serving and desires to continue to serve as a director of the Corporation in part in reliance on such indemnity provision.

                  To provide the Indemnitee with additional contractual assurance of protection against personal liability in connection with certain proceedings described below, the Corporation desires to enter into this Agreement.

                  In order to induce the Indemnitee to serve or continue to serve as a director of the Corporation, and in consideration of the Indemnitee's so serving, the Corporation desires to indemnify the Indemnitee and to make arrangements pursuant to which the Indemnitee may be advanced or reimbursed expenses incurred by Indemnitee in certain proceedings described below, according to the terms and conditions set forth below.

                                    AGREEMENT
                                    ---------

                  THEREFORE, in consideration of the foregoing recitals and of Indemnitee's serving or continuing to serve the Corporation as a director, the parties agree as follows:

                  1. Indemnification.

                           (a) In accordance  with the  provisions of subsection
(b) of this Section 1, the Corporation shall hold harmless and indemnify the Indemnitee against any and all expenses, liabilities and losses (including, without limitation, investigation expenses and expert witnesses' and attorneys' fees and expenses, costs of court, judgments, penalties, fines, and amounts paid or to be paid in settlement) actually incurred by the Indemnitee (net of any related insurance proceeds or other amounts received by Indemnitee or paid by or on behalf of the Corporation on the Indemnitee's behalf), in connection with any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which the Indemnitee is a party or is threatened to be made a party (a "Proceeding") based upon, arising from, relating to, or by reason of the fact that Indemnitee is, was, shall be, or shall have been a director and/or officer of the Corporation or is or was serving, shall serve, or shall have served at the request of the Corporation as a director, officer, partner, trustee, member, employee, or agent ("Affiliate Indemnitee") of another foreign or domestic corporation or non-profit corporation, cooperative, partnership, joint venture, limited liability company, trust or other incorporated or unincorporated enterprise (each, a "Company Affiliate").

                           (b) Without limiting the generality of the foregoing,
the Indemnitee shall be entitled to the rights of indemnification provided in this Section 1 for any expenses actually incurred in any Proceeding initiated by or in the right of the Corporation, unless indemnification is barred by A.R.S.
Section 10-851.D or 10-856.A, or any other applicable law.

                           (c) In providing the foregoing  indemnification,  the
Corporation shall, with respect to any proceeding, hold harmless and indemnify the Indemnitee to the fullest extent not prohibited by the law of the State of Arizona, as in effect from time and time, and the Articles of Incorporation. For purposes of this Agreement, it is intended that the indemnification afforded hereby be mandatory and the broadest possible under any then existing statutory provision expressly authorizing the Corporation to indemnify directors or officers whether in effect on the date of this Agreement or hereafter, provided, however, that the indemnification provisions of this Agreement shall apply without regard to whether any provision set forth in the Articles or Bylaws of the Corporation authorizing or permitting indemnification shall be in force or effect.

                  2. Other Indemnification Agreements. The Corporation may purchase and maintain insurance or furnish similar protection or make other arrangements, including, but not limited to, providing a trust fund, letter of credit, or surety bond ("Indemnification Arrangements") on behalf of the Indemnitee against any liability asserted against him or her or incurred by or on behalf of him or her in such capacity as a director or officer of the Corporation or an Affiliated Indemnitee, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Agreement. The purchase, establishment, and maintenance of any such Indemnification Arrangement shall not in any way limit or affect the rights and obligations of the Corporation or of the Indemnitee under this Agreement except as expressly provided herein, and the execution and delivery of this Agreement by the Corporation and the Indemnitee shall not in any way limit or affect the rights and obligations of the Corporation or the other party or parties thereto under any such Indemnification Arrangement. All amounts payable by the Corporation pursuant to this Section 2 and Section 1 hereof are herein referred to as "Indemnified Amounts." To the extent the Corporation is able to obtain directors and officers liability insurance of a reasonable premium (as determined by the Corporation in its sole discretion), the Corporation shall use reasonable efforts to cause the Indemnitee to be covered by such insurance.

                  3. Advance Payment of Indemnified Amounts.

                           (a) The  Indemnitee  hereby is  granted  the right to
receive in advance of a final, nonappealable judgment or other final adjudication of a Proceeding (a "Final Determination") the amount of any and all expenses, including, without limitation, investigation expenses, court costs, expert witnesses' and attorneys' fees and other expenses expended or incurred by the Indemnitee in connection with any Proceeding or otherwise expensed or incurred by the

Indemnitee (such amounts so expended or incurred being hereinafter referred to as "Advanced Amounts").

                           (b)  In  making  any  written  request  for  Advanced
Amounts, the Indemnitee shall submit to the Corporation a schedule setting forth in reasonable detail the dollar amount expended or incurred and expected to be expended. Each such listing shall be supported by the bill, agreement, or other documentation relating thereto, each of which shall be appended to the schedule as an exhibit. In addition, before the Indemnitee may receive Advanced Amounts from the Corporation, the Indemnitee shall provide to the Corporation (i) a written affirmation of the Indemnitee's good faith belief that the applicable standard of conduct required for indemnification by the Corporation has been satisfied by the Indemnitee, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the Advanced Amount if it shall ultimately be determined that the Indemnitee has not satisfied any applicable standard of conduct. The written undertaking required from the Indemnitee shall be an unlimited general obligation of the Indemnitee but need not be secured. The Corporation shall pay to the Indemnitee all Advanced Amounts within twenty (20) days after receipt by the Corporation of all information and documentation required to be provided by the Indemnitee pursuant to this paragraph.

                  4. Procedure for Payment of Indemnified Amounts.

                           (a) To obtain  indemnification  under this Agreement,
the Indemnitee shall submit to the Corporation a written request for payment of the appropriate Indemnified Amounts, including with such requests such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

                           (b) The  Corporation  shall  pay the  Indemnitee  the
appropriate Indemnified Amounts unless it is established that the Indemnitee engaged in one of the Prohibited Acts, and such Prohibited Act was the subject matter of the Proceeding. For purposes of determining whether the Indemnitee is entitled to Indemnified Amounts, in order to deny indemnification to the Indemnitee, the Corporation has the burden of proof in establishing (1) that the Indemnitee engaged in the Prohibited Act, and (2) that the Prohibited Act was the subject matter of the Proceeding. In this regard, a termination of any Proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct; provided, however, that the termination of any criminal proceeding by conviction, or a pleading of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee engaged in a Prohibited Act. For purposes of this Agreement, a Prohibited Act shall mean any act, omission or condition (i) described in A.R.S.
Section 10-851.D or 10- 856.A for which the Corporation may not indemnify the Indemnitee or (ii) any act, omission or condition for which indemnity is not available under any federal or state law or public policy.

                           (c) Any determination that the Indemnitee has engaged
in a Prohibited Act shall be made (i) either by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding; or (ii) by independent legal counsel (who may be the outside counsel regularly employed by the Corporation); provided that the manner in which (and, if applicable, the counsel by which) the right of indemnification is to be determined shall be approved in advance in writing by both the highest ranking executive officer of the Corporation who is not a party to such action (sometimes hereinafter referred to as "Senior Officer") and by the Indemnitee. In the event that such parties are unable to agree on the manner in which any such determination is to be made, such determination shall be made by independent legal counsel retained by the Corporation especially for such purpose, provided that such counsel be approved in advance in writing by both the Senior Officer and the Indemnitee and, provided further, that such counsel shall not be outside counsel regularly employed by the Corporation. The fees and expenses of counsel in connection with making the determination contemplated hereunder shall be paid by the Corporation, and, if requested by such counsel, the Corporation shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

                           (d) The  Corporation  will  use its best  efforts  to
conclude as soon as practicable any required determination pursuant to subparagraph (c) above and promptly will advise the Indemnitee in writing with respect to any determination that the Indemnitee is or is not entitled to indemnification, including a description of any reason or basis for which indemnification has been denied. Payment of any applicable Indemnified Amounts will be made to the Indemnitee within ten (10) days after any determination of the Indemnitee's entitlement to indemnification.

                           (e)  Notwithstanding  the  foregoing,  the Indemnitee
may, at any time after sixty (60) days after a claim for Indemnified Amounts has been filed with the Corporation (or upon receipt of written notice that a claim for Indemnified Amounts has been rejected, if earlier) and before three (3) years after a claim for Indemnified Amounts has been filed, petition a court of competent jurisdiction to determine whether the Indemnitee is entitled to indemnification under the provisions of this Agreement, and such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such action without having made such determination. The court shall, as petitioned, make an independent determination of whether the Indemnitee is entitled to indemnification as provided under this Agreement, irrespective of any prior determination made by the Board of Directors or independent counsel. If the court shall determine that the Indemnitee is entitled to indemnification as to any claim, issue or matter involved in the Proceeding with respect to which there has been no prior determination pursuant to this Agreement or with respect to which there has been a prior determination that the Indemnitee was not entitled to indemnification hereunder, the Corporation shall pay all expenses (including attorneys' fees and court costs) actually incurred by the Indemnitee in connection with such judicial determination.

                  5. Agreement Not Exclusive; Subrogation Rights, etc.

                           (a) This Agreement  shall not be deemed  exclusive of
and shall not diminish any other rights the Indemnitee may have to be indemnified or insured or otherwise protected against any liability, loss, or expense by the Corporation, any subsidiary of the Corporation, or any other person or entity under any charter, bylaws, law, agreement, policy of insurance or similar protection, vote of stockholders or directors, disinterested or not, or otherwise, whether or not now in effect, both as to actions in the Indemnitee's official capacity, and as to actions in another capacity while holding such office. The Corporation's obligations to make payments of Indemnified Amounts hereunder shall be satisfied to the extent that payments with respect to the same Proceeding (or part thereof) have been made to or for the benefit of the Indemnitee by reason of the indemnification of the Indemnitee pursuant to any other arrangement made by the Corporation for the benefit of the Indemnitee.

                           (b) In the event the Indemnitee shall receive payment
from any insurance carrier or from the plaintiff in any Proceeding against such Indemnitee in respect of Indemnified Amounts after payments on account of all or part of such Indemnified Amounts have been made by the Corporation pursuant hereto, such Indemnitee shall promptly reimburse to the Corporation the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the Corporation or pursuant to arrangements made by the Corporation to Indemnitee exceeds such Indemnified Amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy, such as deductible or co-insurance payments, shall not be deemed to be payments to the Indemnitee hereunder. In addition, upon payment of Indemnified Amounts hereunder, the Corporation shall be subrogated to the rights of Indemnitee receiving such payments (to the extent thereof) against any insurance carrier (to the extent permitted under such insurance policies) or plaintiff in respect to such Indemnified Amounts and the Indemnitee shall execute and deliver any and all instruments and documents and perform any and all other acts or deeds which the Corporation deems necessary or advisable to secure such rights. Such right of subrogation shall be terminated upon receipt by the Corporation of the amount to be reimbursed by the Indemnitee pursuant to the first sentence of this paragraph.

                  6. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director of the Corporation (or is serving at the request of the Corporation as an Affiliate Indemnitee) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was a director, officer or employee of the Corporation or was serving in any other capacity referred to herein.

                  7. Successors; Binding Agreement. This Agreement shall be binding on and shall inure to the benefit of and be enforceable by the Corporation's successors and assigns and by the Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. The Corporation shall require any successor or assignee

(whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation, by written agreement in form and substance reasonably satisfactory to the Corporation and to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession or assignment had taken place.

                  8. Enforcement. The Corporation has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce the Indemnitee to act as a director of the Corporation, and acknowledges that the Indemnitee is relying upon this Agreement in continuing in such capacity. In the event the Indemnitee is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of the Indemnitee's fees and expenses in bringing and pursuing such action. The Indemnitee shall be entitled to the advancement of Indemnified Amounts to the full extent contemplated by Section 3 hereof in connection with such Proceeding.

                  9. Separability. Each of the provisions of this Agreement is a separate and distinct agreement independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, which other provisions shall remain in full force and effect.

                  10.  Miscellaneous.  No  provision  of this  Agreement  may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing signed by Indemnitee and either the Chairman of the Board or the President of the Corporation or another officer of the Corporation specifically designated by the Board of Directors. No waiver by either party at any time of any breach by the other party of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Arizona, without giving effect to the principles of conflicts of laws thereof. The Indemnitee may bring an action seeking resolution of disputes or controversies arising under or in any way related to this Agreement in the state or federal court jurisdiction in which Indemnitee resides or in which his or her place of business is located, and in any related appellate courts, and the Corporation consents to the jurisdiction of such courts and to such venue.

                  11. Notices. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

                  If to Indemnitee:     D. G. Madden
                                        10700 Woodridden
                                        Oklahoma City, OK 73170

                  If to Corporation:    Knight Transportation, Inc.
                                        5601 West Buckeye Road
                                        Phoenix, Arizona 85043

                                        Attention:   Secretary

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  12. Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  13. Effectiveness. This Agreement shall be effective as of January 1, 1997.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

                                        KNIGHT TRANSPORTATION, INC.



                                        By: /s/ Kevin P. Knight
                                           -------------------------------------
                                                 Kevin P. Knight
                                                 Its Chief Executive Officer


                                        INDEMNITEE:


                                        /s/ D. G. Madden
                                        ----------------------------------------
                                                  D. G. Madden

                               INDEMNITY AGREEMENT
                               -------------------


                  This INDEMNITY AGREEMENT dated as of February 5, 1997, is made by and between Knight Transportation, Inc. (the "Corporation"), and Minor Perkins (the "Indemnitee").

                                    RECITALS
                                    --------

                  The Articles of Incorporation and By-Laws of the Corporation provide for indemnification by the Corporation of its directors to the fullest extent permitted by law. The Indemnitee has been serving and desires to continue to serve as a director of the Corporation in part in reliance on such indemnity provision.

                  To provide the Indemnitee with additional contractual assurance of protection against personal liability in connection with certain proceedings described below, the Corporation desires to enter into this Agreement.

                  In order to induce the Indemnitee to serve or continue to serve as a director of the Corporation, and in consideration of the Indemnitee's so serving, the Corporation desires to indemnify the Indemnitee and to make arrangements pursuant to which the Indemnitee may be advanced or reimbursed expenses incurred by Indemnitee in certain proceedings described below, according to the terms and conditions set forth below.

                                    AGREEMENT
                                    ---------

                  THEREFORE, in consideration of the foregoing recitals and of Indemnitee's serving or continuing to serve the Corporation as a director, the parties agree as follows:

                  1. Indemnification.

                           (a) In accordance  with the  provisions of subsection
(b) of this Section 1, the Corporation shall hold harmless and indemnify the Indemnitee against any and all expenses, liabilities and losses (including, without limitation, investigation expenses and expert witnesses' and attorneys' fees and expenses, costs of court, judgments, penalties, fines, and amounts paid or to be paid in settlement) actually incurred by the Indemnitee (net of any related insurance proceeds or other amounts received by Indemnitee or paid by or on behalf of the Corporation on the Indemnitee's behalf), in connection with any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which the Indemnitee is a party or is threatened to be made a party (a "Proceeding") based upon, arising from, relating to, or by reason of the fact that Indemnitee is, was, shall be, or shall have been a director and/or officer of the Corporation or is or was serving, shall serve, or shall have served at the request of the Corporation as a director, officer, partner, trustee, member, employee, or agent ("Affiliate Indemnitee") of another foreign or domestic corporation or non-profit corporation, cooperative, partnership, joint venture, limited liability company, trust or other incorporated or unincorporated enterprise (each, a "Company Affiliate").

                           (b) Without limiting the generality of the foregoing,
the Indemnitee shall be entitled to the rights of indemnification provided in this Section 1 for any expenses actually incurred in any Proceeding initiated by or in the right of the Corporation, unless indemnification is barred by A.R.S.
Section 10-851.D or 10-856.A, or any other applicable law.

                           (c) In providing the foregoing  indemnification,  the
Corporation shall, with respect to any proceeding, hold harmless and indemnify the Indemnitee to the fullest extent not prohibited by the law of the State of Arizona, as in effect from time and time, and the Articles of Incorporation. For purposes of this Agreement, it is intended that the indemnification afforded hereby be mandatory and the broadest possible under any then existing statutory provision expressly authorizing the Corporation to indemnify directors or officers whether in effect on the date of this Agreement or hereafter, provided, however, that the indemnification provisions of this Agreement shall apply without regard to whether any provision set forth in the Articles or Bylaws of the Corporation authorizing or permitting indemnification shall be in force or effect.

                  2. Other Indemnification Agreements. The Corporation may purchase and maintain insurance or furnish similar protection or make other arrangements, including, but not limited to, providing a trust fund, letter of credit, or surety bond ("Indemnification Arrangements") on behalf of the Indemnitee against any liability asserted against him or her or incurred by or on behalf of him or her in such capacity as a director or officer of the Corporation or an Affiliated Indemnitee, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Agreement. The purchase, establishment, and maintenance of any such Indemnification Arrangement shall not in any way limit or affect the rights and obligations of the Corporation or of the Indemnitee under this Agreement except as expressly provided herein, and the execution and delivery of this Agreement by the Corporation and the Indemnitee shall not in any way limit or affect the rights and obligations of the Corporation or the other party or parties thereto under any such Indemnification Arrangement. All amounts payable by the Corporation pursuant to this Section 2 and Section 1 hereof are herein referred to as "Indemnified Amounts." To the extent the Corporation is able to obtain directors and officers liability insurance of a reasonable premium (as determined by the Corporation in its sole discretion), the Corporation shall use reasonable efforts to cause the Indemnitee to be covered by such insurance.

                  3. Advance Payment of Indemnified Amounts.

                           (a) The  Indemnitee  hereby is  granted  the right to
receive in advance of a final, nonappealable judgment or other final adjudication of a Proceeding (a "Final Determination") the amount of any and all expenses, including, without limitation, investigation expenses, court costs, expert witnesses' and attorneys' fees and other expenses expended or incurred by the Indemnitee in connection with any Proceeding or otherwise expensed or incurred by the

Indemnitee (such amounts so expended or incurred being hereinafter referred to as "Advanced Amounts").

                           (b)  In  making  any  written  request  for  Advanced
Amounts, the Indemnitee shall submit to the Corporation a schedule setting forth in reasonable detail the dollar amount expended or incurred and expected to be expended. Each such listing shall be supported by the bill, agreement, or other documentation relating thereto, each of which shall be appended to the schedule as an exhibit. In addition, before the Indemnitee may receive Advanced Amounts from the Corporation, the Indemnitee shall provide to the Corporation (i) a written affirmation of the Indemnitee's good faith belief that the applicable standard of conduct required for indemnification by the Corporation has been satisfied by the Indemnitee, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the Advanced Amount if it shall ultimately be determined that the Indemnitee has not satisfied any applicable standard of conduct. The written undertaking required from the Indemnitee shall be an unlimited general obligation of the Indemnitee but need not be secured. The Corporation shall pay to the Indemnitee all Advanced Amounts within twenty (20) days after receipt by the Corporation of all information and documentation required to be provided by the Indemnitee pursuant to this paragraph.

                  4. Procedure for Payment of Indemnified Amounts.

                           (a) To obtain  indemnification  under this Agreement,
the Indemnitee shall submit to the Corporation a written request for payment of the appropriate Indemnified Amounts, including with such requests such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

                           (b) The  Corporation  shall  pay the  Indemnitee  the
appropriate Indemnified Amounts unless it is established that the Indemnitee engaged in one of the Prohibited Acts, and such Prohibited Act was the subject matter of the Proceeding. For purposes of determining whether the Indemnitee is entitled to Indemnified Amounts, in order to deny indemnification to the Indemnitee, the Corporation has the burden of proof in establishing (1) that the Indemnitee engaged in the Prohibited Act, and (2) that the Prohibited Act was the subject matter of the Proceeding. In this regard, a termination of any Proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct; provided, however, that the termination of any criminal proceeding by conviction, or a pleading of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee engaged in a Prohibited Act. For purposes of this Agreement, a Prohibited Act shall mean any act, omission or condition (i) described in A.R.S.
Section 10-851.D or 10- 856.A for which the Corporation may not indemnify the Indemnitee or (ii) any act, omission or condition for which indemnity is not available under any federal or state law or public policy.

                           (c) Any determination that the Indemnitee has engaged
in a Prohibited Act shall be made (i) either by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding; or (ii) by independent legal counsel (who may be the outside counsel regularly employed by the Corporation); provided that the manner in which (and, if applicable, the counsel by which) the right of indemnification is to be determined shall be approved in advance in writing by both the highest ranking executive officer of the Corporation who is not a party to such action (sometimes hereinafter referred to as "Senior Officer") and by the Indemnitee. In the event that such parties are unable to agree on the manner in which any such determination is to be made, such determination shall be made by independent legal counsel retained by the Corporation especially for such purpose, provided that such counsel be approved in advance in writing by both the Senior Officer and the Indemnitee and, provided further, that such counsel shall not be outside counsel regularly employed by the Corporation. The fees and expenses of counsel in connection with making the determination contemplated hereunder shall be paid by the Corporation, and, if requested by such counsel, the Corporation shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

                           (d) The  Corporation  will  use its best  efforts  to
conclude as soon as practicable any required determination pursuant to subparagraph (c) above and promptly will advise the Indemnitee in writing with respect to any determination that the Indemnitee is or is not entitled to indemnification, including a description of any reason or basis for which indemnification has been denied. Payment of any applicable Indemnified Amounts will be made to the Indemnitee within ten (10) days after any determination of the Indemnitee's entitlement to indemnification.

                           (e)  Notwithstanding  the  foregoing,  the Indemnitee
may, at any time after sixty (60) days after a claim for Indemnified Amounts has been filed with the Corporation (or upon receipt of written notice that a claim for Indemnified Amounts has been rejected, if earlier) and before three (3) years after a claim for Indemnified Amounts has been filed, petition a court of competent jurisdiction to determine whether the Indemnitee is entitled to indemnification under the provisions of this Agreement, and such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such action without having made such determination. The court shall, as petitioned, make an independent determination of whether the Indemnitee is entitled to indemnification as provided under this Agreement, irrespective of any prior determination made by the Board of Directors or independent counsel. If the court shall determine that the Indemnitee is entitled to indemnification as to any claim, issue or matter involved in the Proceeding with respect to which there has been no prior determination pursuant to this Agreement or with respect to which there has been a prior determination that the Indemnitee was not entitled to indemnification hereunder, the Corporation shall pay all expenses (including attorneys' fees and court costs) actually incurred by the Indemnitee in connection with such judicial determination.

                  5. Agreement Not Exclusive; Subrogation Rights, etc.

                           (a) This Agreement  shall not be deemed  exclusive of
and shall not diminish any other rights the Indemnitee may have to be indemnified or insured or otherwise protected against any liability, loss, or expense by the Corporation, any subsidiary of the Corporation, or any other person or entity under any charter, bylaws, law, agreement, policy of insurance or similar protection, vote of stockholders or directors, disinterested or not, or otherwise, whether or not now in effect, both as to actions in the Indemnitee's official capacity, and as to actions in another capacity while holding such office. The Corporation's obligations to make payments of Indemnified Amounts hereunder shall be satisfied to the extent that payments with respect to the same Proceeding (or part thereof) have been made to or for the benefit of the Indemnitee by reason of the indemnification of the Indemnitee pursuant to any other arrangement made by the Corporation for the benefit of the Indemnitee.

                           (b) In the event the Indemnitee shall receive payment
from any insurance carrier or from the plaintiff in any Proceeding against such Indemnitee in respect of Indemnified Amounts after payments on account of all or part of such Indemnified Amounts have been made by the Corporation pursuant hereto, such Indemnitee shall promptly reimburse to the Corporation the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the Corporation or pursuant to arrangements made by the Corporation to Indemnitee exceeds such Indemnified Amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy, such as deductible or co-insurance payments, shall not be deemed to be payments to the Indemnitee hereunder. In addition, upon payment of Indemnified Amounts hereunder, the Corporation shall be subrogated to the rights of Indemnitee receiving such payments (to the extent thereof) against any insurance carrier (to the extent permitted under such insurance policies) or plaintiff in respect to such Indemnified Amounts and the Indemnitee shall execute and deliver any and all instruments and documents and perform any and all other acts or deeds which the Corporation deems necessary or advisable to secure such rights. Such right of subrogation shall be terminated upon receipt by the Corporation of the amount to be reimbursed by the Indemnitee pursuant to the first sentence of this paragraph.

                  6. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director of the Corporation (or is serving at the request of the Corporation as an Affiliate Indemnitee) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was a director, officer or employee of the Corporation or was serving in any other capacity referred to herein.

                  7. Successors; Binding Agreement. This Agreement shall be binding on and shall inure to the benefit of and be enforceable by the Corporation's successors and assigns and by the Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. The Corporation shall require any successor or assignee

(whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation, by written agreement in form and substance reasonably satisfactory to the Corporation and to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession or assignment had taken place.

                  8. Enforcement. The Corporation has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce the Indemnitee to act as a director of the Corporation, and acknowledges that the Indemnitee is relying upon this Agreement in continuing in such capacity. In the event the Indemnitee is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of the Indemnitee's fees and expenses in bringing and pursuing such action. The Indemnitee shall be entitled to the advancement of Indemnified Amounts to the full extent contemplated by Section 3 hereof in connection with such Proceeding.

                  9. Separability. Each of the provisions of this Agreement is a separate and distinct agreement independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, which other provisions shall remain in full force and effect.

                  10.  Miscellaneous.  No  provision  of this  Agreement  may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing signed by Indemnitee and either the Chairman of the Board or the President of the Corporation or another officer of the Corporation specifically designated by the Board of Directors. No waiver by either party at any time of any breach by the other party of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Arizona, without giving effect to the principles of conflicts of laws thereof. The Indemnitee may bring an action seeking resolution of disputes or controversies arising under or in any way related to this Agreement in the state or federal court jurisdiction in which Indemnitee resides or in which his or her place of business is located, and in any related appellate courts, and the Corporation consents to the jurisdiction of such courts and to such venue.

                  11. Notices. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

                  If to Indemnitee:     Minor Perkins
                                        889 Ridge Lake Blvd., #100
                                        Memphis, TN 38120

                  If to Corporation:    Knight Transportation, Inc.
                                        5601 West Buckeye Road
                                        Phoenix, Arizona 85043

                                        Attention:   Secretary

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  12. Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  13. Effectiveness. This Agreement shall be effective as of January 1, 1997.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

                                        KNIGHT TRANSPORTATION, INC.



                                        By: /s/ Kevin P. Knight
                                           -------------------------------------
                                                 Kevin P. Knight
                                                 Its Chief Executive Officer


                                        INDEMNITEE:


                                        Minor Perkins
                                        ----------------------------------------
                                                  Minor Perkins

                               INDEMNITY AGREEMENT
                               -------------------


                  This INDEMNITY AGREEMENT dated as of February 5, 1997, is made by and between Knight Transportation, Inc. (the "Corporation"), and Keith L. Turley (the "Indemnitee").

                                    RECITALS
                                    --------

                  The Articles of Incorporation and By-Laws of the Corporation provide for indemnification by the Corporation of its directors to the fullest extent permitted by law. The Indemnitee has been serving and desires to continue to serve as a director of the Corporation in part in reliance on such indemnity provision.

                  To provide the Indemnitee with additional contractual assurance of protection against personal liability in connection with certain proceedings described below, the Corporation desires to enter into this Agreement.

                  In order to induce the Indemnitee to serve or continue to serve as a director of the Corporation, and in consideration of the Indemnitee's so serving, the Corporation desires to indemnify the Indemnitee and to make arrangements pursuant to which the Indemnitee may be advanced or reimbursed expenses incurred by Indemnitee in certain proceedings described below, according to the terms and conditions set forth below.

                                    AGREEMENT
                                    ---------

                  THEREFORE, in consideration of the foregoing recitals and of Indemnitee's serving or continuing to serve the Corporation as a director, the parties agree as follows:

                  1. Indemnification.

                           (a) In accordance  with the  provisions of subsection
(b) of this Section 1, the Corporation shall hold harmless and indemnify the Indemnitee against any and all expenses, liabilities and losses (including, without limitation, investigation expenses and expert witnesses' and attorneys' fees and expenses, costs of court, judgments, penalties, fines, and amounts paid or to be paid in settlement) actually incurred by the Indemnitee (net of any related insurance proceeds or other amounts received by Indemnitee or paid by or on behalf of the Corporation on the Indemnitee's behalf), in connection with any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which the Indemnitee is a party or is threatened to be made a party (a "Proceeding") based upon, arising from, relating to, or by reason of the fact that Indemnitee is, was, shall be, or shall have been a director and/or officer of the Corporation or is or was serving, shall serve, or shall have served at the request of the Corporation as a director, officer, partner, trustee, member, employee, or agent ("Affiliate Indemnitee") of another foreign or domestic corporation or non-profit corporation, cooperative, partnership, joint venture, limited liability company, trust or other incorporated or unincorporated enterprise (each, a "Company Affiliate").

                           (b) Without limiting the generality of the foregoing,
the Indemnitee shall be entitled to the rights of indemnification provided in this Section 1 for any expenses actually incurred in any Proceeding initiated by or in the right of the Corporation, unless indemnification is barred by A.R.S.
Section 10-851.D or 10-856.A, or any other applicable law.

                           (c) In providing the foregoing  indemnification,  the
Corporation shall, with respect to any proceeding, hold harmless and indemnify the Indemnitee to the fullest extent not prohibited by the law of the State of Arizona, as in effect from time and time, and the Articles of Incorporation. For purposes of this Agreement, it is intended that the indemnification afforded hereby be mandatory and the broadest possible under any then existing statutory provision expressly authorizing the Corporation to indemnify directors or officers whether in effect on the date of this Agreement or hereafter, provided, however, that the indemnification provisions of this Agreement shall apply without regard to whether any provision set forth in the Articles or Bylaws of the Corporation authorizing or permitting indemnification shall be in force or effect.

                  2. Other Indemnification Agreements. The Corporation may purchase and maintain insurance or furnish similar protection or make other arrangements, including, but not limited to, providing a trust fund, letter of credit, or surety bond ("Indemnification Arrangements") on behalf of the Indemnitee against any liability asserted against him or her or incurred by or on behalf of him or her in such capacity as a director or officer of the Corporation or an Affiliated Indemnitee, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Agreement. The purchase, establishment, and maintenance of any such Indemnification Arrangement shall not in any way limit or affect the rights and obligations of the Corporation or of the Indemnitee under this Agreement except as expressly provided herein, and the execution and delivery of this Agreement by the Corporation and the Indemnitee shall not in any way limit or affect the rights and obligations of the Corporation or the other party or parties thereto under any such Indemnification Arrangement. All amounts payable by the Corporation pursuant to this Section 2 and Section 1 hereof are herein referred to as "Indemnified Amounts." To the extent the Corporation is able to obtain directors and officers liability insurance of a reasonable premium (as determined by the Corporation in its sole discretion), the Corporation shall use reasonable efforts to cause the Indemnitee to be covered by such insurance.

                  3. Advance Payment of Indemnified Amounts.

                           (a) The  Indemnitee  hereby is  granted  the right to
receive in advance of a final, nonappealable judgment or other final adjudication of a Proceeding (a "Final Determination") the amount of any and all expenses, including, without limitation, investigation expenses, court costs, expert witnesses' and attorneys' fees and other expenses expended or incurred by the Indemnitee in connection with any Proceeding or otherwise expensed or incurred by the

Indemnitee (such amounts so expended or incurred being hereinafter referred to as "Advanced Amounts").

                           (b)  In  making  any  written  request  for  Advanced
Amounts, the Indemnitee shall submit to the Corporation a schedule setting forth in reasonable detail the dollar amount expended or incurred and expected to be expended. Each such listing shall be supported by the bill, agreement, or other documentation relating thereto, each of which shall be appended to the schedule as an exhibit. In addition, before the Indemnitee may receive Advanced Amounts from the Corporation, the Indemnitee shall provide to the Corporation (i) a written affirmation of the Indemnitee's good faith belief that the applicable standard of conduct required for indemnification by the Corporation has been satisfied by the Indemnitee, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the Advanced Amount if it shall ultimately be determined that the Indemnitee has not satisfied any applicable standard of conduct. The written undertaking required from the Indemnitee shall be an unlimited general obligation of the Indemnitee but need not be secured. The Corporation shall pay to the Indemnitee all Advanced Amounts within twenty (20) days after receipt by the Corporation of all information and documentation required to be provided by the Indemnitee pursuant to this paragraph.

                  4. Procedure for Payment of Indemnified Amounts.

                           (a) To obtain  indemnification  under this Agreement,
the Indemnitee shall submit to the Corporation a written request for payment of the appropriate Indemnified Amounts, including with such requests such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

                           (b) The  Corporation  shall  pay the  Indemnitee  the
appropriate Indemnified Amounts unless it is established that the Indemnitee engaged in one of the Prohibited Acts, and such Prohibited Act was the subject matter of the Proceeding. For purposes of determining whether the Indemnitee is entitled to Indemnified Amounts, in order to deny indemnification to the Indemnitee, the Corporation has the burden of proof in establishing (1) that the Indemnitee engaged in the Prohibited Act, and (2) that the Prohibited Act was the subject matter of the Proceeding. In this regard, a termination of any Proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct; provided, however, that the termination of any criminal proceeding by conviction, or a pleading of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee engaged in a Prohibited Act. For purposes of this Agreement, a Prohibited Act shall mean any act, omission or condition (i) described in A.R.S.
Section 10-851.D or 10- 856.A for which the Corporation may not indemnify the Indemnitee or (ii) any act, omission or condition for which indemnity is not available under any federal or state law or public policy.

                           (c) Any determination that the Indemnitee has engaged
in a Prohibited Act shall be made (i) either by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding; or (ii) by independent legal counsel (who may be the outside counsel regularly employed by the Corporation); provided that the manner in which (and, if applicable, the counsel by which) the right of indemnification is to be determined shall be approved in advance in writing by both the highest ranking executive officer of the Corporation who is not a party to such action (sometimes hereinafter referred to as "Senior Officer") and by the Indemnitee. In the event that such parties are unable to agree on the manner in which any such determination is to be made, such determination shall be made by independent legal counsel retained by the Corporation especially for such purpose, provided that such counsel be approved in advance in writing by both the Senior Officer and the Indemnitee and, provided further, that such counsel shall not be outside counsel regularly employed by the Corporation. The fees and expenses of counsel in connection with making the determination contemplated hereunder shall be paid by the Corporation, and, if requested by such counsel, the Corporation shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

                           (d) The  Corporation  will  use its best  efforts  to
conclude as soon as practicable any required determination pursuant to subparagraph (c) above and promptly will advise the Indemnitee in writing with respect to any determination that the Indemnitee is or is not entitled to indemnification, including a description of any reason or basis for which indemnification has been denied. Payment of any applicable Indemnified Amounts will be made to the Indemnitee within ten (10) days after any determination of the Indemnitee's entitlement to indemnification.

                           (e)  Notwithstanding  the  foregoing,  the Indemnitee
may, at any time after sixty (60) days after a claim for Indemnified Amounts has been filed with the Corporation (or upon receipt of written notice that a claim for Indemnified Amounts has been rejected, if earlier) and before three (3) years after a claim for Indemnified Amounts has been filed, petition a court of competent jurisdiction to determine whether the Indemnitee is entitled to indemnification under the provisions of this Agreement, and such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such action without having made such determination. The court shall, as petitioned, make an independent determination of whether the Indemnitee is entitled to indemnification as provided under this Agreement, irrespective of any prior determination made by the Board of Directors or independent counsel. If the court shall determine that the Indemnitee is entitled to indemnification as to any claim, issue or matter involved in the Proceeding with respect to which there has been no prior determination pursuant to this Agreement or with respect to which there has been a prior determination that the Indemnitee was not entitled to indemnification hereunder, the Corporation shall pay all expenses (including attorneys' fees and court costs) actually incurred by the Indemnitee in connection with such judicial determination.

                  5. Agreement Not Exclusive; Subrogation Rights, etc.

                           (a) This Agreement  shall not be deemed  exclusive of
and shall not diminish any other rights the Indemnitee may have to be indemnified or insured or otherwise protected against any liability, loss, or expense by the Corporation, any subsidiary of the Corporation, or any other person or entity under any charter, bylaws, law, agreement, policy of insurance or similar protection, vote of stockholders or directors, disinterested or not, or otherwise, whether or not now in effect, both as to actions in the Indemnitee's official capacity, and as to actions in another capacity while holding such office. The Corporation's obligations to make payments of Indemnified Amounts hereunder shall be satisfied to the extent that payments with respect to the same Proceeding (or part thereof) have been made to or for the benefit of the Indemnitee by reason of the indemnification of the Indemnitee pursuant to any other arrangement made by the Corporation for the benefit of the Indemnitee.

                           (b) In the event the Indemnitee shall receive payment
from any insurance carrier or from the plaintiff in any Proceeding against such Indemnitee in respect of Indemnified Amounts after payments on account of all or part of such Indemnified Amounts have been made by the Corporation pursuant hereto, such Indemnitee shall promptly reimburse to the Corporation the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the Corporation or pursuant to arrangements made by the Corporation to Indemnitee exceeds such Indemnified Amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy, such as deductible or co-insurance payments, shall not be deemed to be payments to the Indemnitee hereunder. In addition, upon payment of Indemnified Amounts hereunder, the Corporation shall be subrogated to the rights of Indemnitee receiving such payments (to the extent thereof) against any insurance carrier (to the extent permitted under such insurance policies) or plaintiff in respect to such Indemnified Amounts and the Indemnitee shall execute and deliver any and all instruments and documents and perform any and all other acts or deeds which the Corporation deems necessary or advisable to secure such rights. Such right of subrogation shall be terminated upon receipt by the Corporation of the amount to be reimbursed by the Indemnitee pursuant to the first sentence of this paragraph.

                  6. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director of the Corporation (or is serving at the request of the Corporation as an Affiliate Indemnitee) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was a director, officer or employee of the Corporation or was serving in any other capacity referred to herein.

                  7. Successors; Binding Agreement. This Agreement shall be binding on and shall inure to the benefit of and be enforceable by the Corporation's successors and assigns and by the Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. The Corporation shall require any successor or assignee

(whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation, by written agreement in form and substance reasonably satisfactory to the Corporation and to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession or assignment had taken place.

                  8. Enforcement. The Corporation has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce the Indemnitee to act as a director of the Corporation, and acknowledges that the Indemnitee is relying upon this Agreement in continuing in such capacity. In the event the Indemnitee is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of the Indemnitee's fees and expenses in bringing and pursuing such action. The Indemnitee shall be entitled to the advancement of Indemnified Amounts to the full extent contemplated by Section 3 hereof in connection with such Proceeding.

                  9. Separability. Each of the provisions of this Agreement is a separate and distinct agreement independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, which other provisions shall remain in full force and effect.

                  10.  Miscellaneous.  No  provision  of this  Agreement  may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing signed by Indemnitee and either the Chairman of the Board or the President of the Corporation or another officer of the Corporation specifically designated by the Board of Directors. No waiver by either party at any time of any breach by the other party of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Arizona, without giving effect to the principles of conflicts of laws thereof. The Indemnitee may bring an action seeking resolution of disputes or controversies arising under or in any way related to this Agreement in the state or federal court jurisdiction in which Indemnitee resides or in which his or her place of business is located, and in any related appellate courts, and the Corporation consents to the jurisdiction of such courts and to such venue.

                  11. Notices. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

                  If to Indemnitee:     Keith L. Turley
                                        7239 N. Desert Fairways
                                        Paradise Valley, AZ 85253

                  If to Corporation:    Knight Transportation, Inc.
                                        5601 West Buckeye Road
                                        Phoenix, Arizona 85043

                                        Attention:   Secretary

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  12. Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  13. Effectiveness. This Agreement shall be effective as of January 1, 1997.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

                                        KNIGHT TRANSPORTATION, INC.



                                        By: /s/ Kevin P. Knight
                                           -------------------------------------
                                                 Kevin P. Knight
                                                 Its Chief Executive Officer


                                        INDEMNITEE:


                                        Keith L. Turley
                                        ----------------------------------------
                                                  Keith L. Turley

                               INDEMNITY AGREEMENT
                               -------------------


                  This INDEMNITY AGREEMENT dated as of February 5, 1997, is made by and between Knight Transportation, Inc. (the "Corporation"), and Donald A. Bliss (the "Indemnitee").

                                    RECITALS
                                    --------

                  The Articles of Incorporation and By-Laws of the Corporation provide for indemnification by the Corporation of its directors to the fullest extent permitted by law. The Indemnitee has been serving and desires to continue to serve as a director of the Corporation in part in reliance on such indemnity provision.

                  To provide the Indemnitee with additional contractual assurance of protection against personal liability in connection with certain proceedings described below, the Corporation desires to enter into this Agreement.

                  In order to induce the Indemnitee to serve or continue to serve as a director of the Corporation, and in consideration of the Indemnitee's so serving, the Corporation desires to indemnify the Indemnitee and to make arrangements pursuant to which the Indemnitee may be advanced or reimbursed expenses incurred by Indemnitee in certain proceedings described below, according to the terms and conditions set forth below.

                                    AGREEMENT
                                    ---------

                  THEREFORE, in consideration of the foregoing recitals and of Indemnitee's serving or continuing to serve the Corporation as a director, the parties agree as follows:

                  1. Indemnification.

                           (a) In accordance  with the  provisions of subsection
(b) of this Section 1, the Corporation shall hold harmless and indemnify the Indemnitee against any and all expenses, liabilities and losses (including, without limitation, investigation expenses and expert witnesses' and attorneys' fees and expenses, costs of court, judgments, penalties, fines, and amounts paid or to be paid in settlement) actually incurred by the Indemnitee (net of any related insurance proceeds or other amounts received by Indemnitee or paid by or on behalf of the Corporation on the Indemnitee's behalf), in connection with any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which the Indemnitee is a party or is threatened to be made a party (a "Proceeding") based upon, arising from, relating to, or by reason of the fact that Indemnitee is, was, shall be, or shall have been a director and/or officer of the Corporation or is or was serving, shall serve, or shall have served at the request of the Corporation as a director, officer, partner, trustee, member, employee, or agent ("Affiliate Indemnitee") of another foreign or domestic corporation or non-profit corporation, cooperative, partnership, joint venture, limited liability company, trust or other incorporated or unincorporated enterprise (each, a "Company Affiliate").

                           (b) Without limiting the generality of the foregoing,
the Indemnitee shall be entitled to the rights of indemnification provided in this Section 1 for any expenses actually incurred in any Proceeding initiated by or in the right of the Corporation, unless indemnification is barred by A.R.S.
Section 10-851.D or 10-856.A, or any other applicable law.

                           (c) In providing the foregoing  indemnification,  the
Corporation shall, with respect to any proceeding, hold harmless and indemnify the Indemnitee to the fullest extent not prohibited by the law of the State of Arizona, as in effect from time and time, and the Articles of Incorporation. For purposes of this Agreement, it is intended that the indemnification afforded hereby be mandatory and the broadest possible under any then existing statutory provision expressly authorizing the Corporation to indemnify directors or officers whether in effect on the date of this Agreement or hereafter, provided, however, that the indemnification provisions of this Agreement shall apply without regard to whether any provision set forth in the Articles or Bylaws of the Corporation authorizing or permitting indemnification shall be in force or effect.

                  2. Other Indemnification Agreements. The Corporation may purchase and maintain insurance or furnish similar protection or make other arrangements, including, but not limited to, providing a trust fund, letter of credit, or surety bond ("Indemnification Arrangements") on behalf of the Indemnitee against any liability asserted against him or her or incurred by or on behalf of him or her in such capacity as a director or officer of the Corporation or an Affiliated Indemnitee, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Agreement. The purchase, establishment, and maintenance of any such Indemnification Arrangement shall not in any way limit or affect the rights and obligations of the Corporation or of the Indemnitee under this Agreement except as expressly provided herein, and the execution and delivery of this Agreement by the Corporation and the Indemnitee shall not in any way limit or affect the rights and obligations of the Corporation or the other party or parties thereto under any such Indemnification Arrangement. All amounts payable by the Corporation pursuant to this Section 2 and Section 1 hereof are herein referred to as "Indemnified Amounts." To the extent the Corporation is able to obtain directors and officers liability insurance of a reasonable premium (as determined by the Corporation in its sole discretion), the Corporation shall use reasonable efforts to cause the Indemnitee to be covered by such insurance.

                  3. Advance Payment of Indemnified Amounts.

                           (a) The  Indemnitee  hereby is  granted  the right to
receive in advance of a final, nonappealable judgment or other final adjudication of a Proceeding (a "Final Determination") the amount of any and all expenses, including, without limitation, investigation expenses, court costs, expert witnesses' and attorneys' fees and other expenses expended or incurred by the Indemnitee in connection with any Proceeding or otherwise expensed or incurred by the

Indemnitee (such amounts so expended or incurred being hereinafter referred to as "Advanced Amounts").

                           (b)  In  making  any  written  request  for  Advanced
Amounts, the Indemnitee shall submit to the Corporation a schedule setting forth in reasonable detail the dollar amount expended or incurred and expected to be expended. Each such listing shall be supported by the bill, agreement, or other documentation relating thereto, each of which shall be appended to the schedule as an exhibit. In addition, before the Indemnitee may receive Advanced Amounts from the Corporation, the Indemnitee shall provide to the Corporation (i) a written affirmation of the Indemnitee's good faith belief that the applicable standard of conduct required for indemnification by the Corporation has been satisfied by the Indemnitee, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the Advanced Amount if it shall ultimately be determined that the Indemnitee has not satisfied any applicable standard of conduct. The written undertaking required from the Indemnitee shall be an unlimited general obligation of the Indemnitee but need not be secured. The Corporation shall pay to the Indemnitee all Advanced Amounts within twenty (20) days after receipt by the Corporation of all information and documentation required to be provided by the Indemnitee pursuant to this paragraph.

                  4. Procedure for Payment of Indemnified Amounts.

                           (a) To obtain  indemnification  under this Agreement,
the Indemnitee shall submit to the Corporation a written request for payment of the appropriate Indemnified Amounts, including with such requests such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

                           (b) The  Corporation  shall  pay the  Indemnitee  the
appropriate Indemnified Amounts unless it is established that the Indemnitee engaged in one of the Prohibited Acts, and such Prohibited Act was the subject matter of the Proceeding. For purposes of determining whether the Indemnitee is entitled to Indemnified Amounts, in order to deny indemnification to the Indemnitee, the Corporation has the burden of proof in establishing (1) that the Indemnitee engaged in the Prohibited Act, and (2) that the Prohibited Act was the subject matter of the Proceeding. In this regard, a termination of any Proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct; provided, however, that the termination of any criminal proceeding by conviction, or a pleading of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee engaged in a Prohibited Act. For purposes of this Agreement, a Prohibited Act shall mean any act, omission or condition (i) described in A.R.S.
Section 10-851.D or 10- 856.A for which the Corporation may not indemnify the Indemnitee or (ii) any act, omission or condition for which indemnity is not available under any federal or state law or public policy.

                           (c) Any determination that the Indemnitee has engaged
in a Prohibited Act shall be made (i) either by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding; or (ii) by independent legal counsel (who may be the outside counsel regularly employed by the Corporation); provided that the manner in which (and, if applicable, the counsel by which) the right of indemnification is to be determined shall be approved in advance in writing by both the highest ranking executive officer of the Corporation who is not a party to such action (sometimes hereinafter referred to as "Senior Officer") and by the Indemnitee. In the event that such parties are unable to agree on the manner in which any such determination is to be made, such determination shall be made by independent legal counsel retained by the Corporation especially for such purpose, provided that such counsel be approved in advance in writing by both the Senior Officer and the Indemnitee and, provided further, that such counsel shall not be outside counsel regularly employed by the Corporation. The fees and expenses of counsel in connection with making the determination contemplated hereunder shall be paid by the Corporation, and, if requested by such counsel, the Corporation shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

                           (d) The  Corporation  will  use its best  efforts  to
conclude as soon as practicable any required determination pursuant to subparagraph (c) above and promptly will advise the Indemnitee in writing with respect to any determination that the Indemnitee is or is not entitled to indemnification, including a description of any reason or basis for which indemnification has been denied. Payment of any applicable Indemnified Amounts will be made to the Indemnitee within ten (10) days after any determination of the Indemnitee's entitlement to indemnification.

                           (e)  Notwithstanding  the  foregoing,  the Indemnitee
may, at any time after sixty (60) days after a claim for Indemnified Amounts has been filed with the Corporation (or upon receipt of written notice that a claim for Indemnified Amounts has been rejected, if earlier) and before three (3) years after a claim for Indemnified Amounts has been filed, petition a court of competent jurisdiction to determine whether the Indemnitee is entitled to indemnification under the provisions of this Agreement, and such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such action without having made such determination. The court shall, as petitioned, make an independent determination of whether the Indemnitee is entitled to indemnification as provided under this Agreement, irrespective of any prior determination made by the Board of Directors or independent counsel. If the court shall determine that the Indemnitee is entitled to indemnification as to any claim, issue or matter involved in the Proceeding with respect to which there has been no prior determination pursuant to this Agreement or with respect to which there has been a prior determination that the Indemnitee was not entitled to indemnification hereunder, the Corporation shall pay all expenses (including attorneys' fees and court costs) actually incurred by the Indemnitee in connection with such judicial determination.

                  5. Agreement Not Exclusive; Subrogation Rights, etc.

                           (a) This Agreement  shall not be deemed  exclusive of
and shall not diminish any other rights the Indemnitee may have to be indemnified or insured or otherwise protected against any liability, loss, or expense by the Corporation, any subsidiary of the Corporation, or any other person or entity under any charter, bylaws, law, agreement, policy of insurance or similar protection, vote of stockholders or directors, disinterested or not, or otherwise, whether or not now in effect, both as to actions in the Indemnitee's official capacity, and as to actions in another capacity while holding such office. The Corporation's obligations to make payments of Indemnified Amounts hereunder shall be satisfied to the extent that payments with respect to the same Proceeding (or part thereof) have been made to or for the benefit of the Indemnitee by reason of the indemnification of the Indemnitee pursuant to any other arrangement made by the Corporation for the benefit of the Indemnitee.

                           (b) In the event the Indemnitee shall receive payment
from any insurance carrier or from the plaintiff in any Proceeding against such Indemnitee in respect of Indemnified Amounts after payments on account of all or part of such Indemnified Amounts have been made by the Corporation pursuant hereto, such Indemnitee shall promptly reimburse to the Corporation the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the Corporation or pursuant to arrangements made by the Corporation to Indemnitee exceeds such Indemnified Amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy, such as deductible or co-insurance payments, shall not be deemed to be payments to the Indemnitee hereunder. In addition, upon payment of Indemnified Amounts hereunder, the Corporation shall be subrogated to the rights of Indemnitee receiving such payments (to the extent thereof) against any insurance carrier (to the extent permitted under such insurance policies) or plaintiff in respect to such Indemnified Amounts and the Indemnitee shall execute and deliver any and all instruments and documents and perform any and all other acts or deeds which the Corporation deems necessary or advisable to secure such rights. Such right of subrogation shall be terminated upon receipt by the Corporation of the amount to be reimbursed by the Indemnitee pursuant to the first sentence of this paragraph.

                  6. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director of the Corporation (or is serving at the request of the Corporation as an Affiliate Indemnitee) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was a director, officer or employee of the Corporation or was serving in any other capacity referred to herein.

                  7. Successors; Binding Agreement. This Agreement shall be binding on and shall inure to the benefit of and be enforceable by the Corporation's successors and assigns and by the Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. The Corporation shall require any successor or assignee

(whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Corporation, by written agreement in form and substance reasonably satisfactory to the Corporation and to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession or assignment had taken place.

                  8. Enforcement. The Corporation has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce the Indemnitee to act as a director of the Corporation, and acknowledges that the Indemnitee is relying upon this Agreement in continuing in such capacity. In the event the Indemnitee is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of the Indemnitee's fees and expenses in bringing and pursuing such action. The Indemnitee shall be entitled to the advancement of Indemnified Amounts to the full extent contemplated by Section 3 hereof in connection with such Proceeding.

                  9. Separability. Each of the provisions of this Agreement is a separate and distinct agreement independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, which other provisions shall remain in full force and effect.

                  10.  Miscellaneous.  No  provision  of this  Agreement  may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing signed by Indemnitee and either the Chairman of the Board or the President of the Corporation or another officer of the Corporation specifically designated by the Board of Directors. No waiver by either party at any time of any breach by the other party of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Arizona, without giving effect to the principles of conflicts of laws thereof. The Indemnitee may bring an action seeking resolution of disputes or controversies arising under or in any way related to this Agreement in the state or federal court jurisdiction in which Indemnitee resides or in which his or her place of business is located, and in any related appellate courts, and the Corporation consents to the jurisdiction of such courts and to such venue.

                  11. Notices. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

                  If to Indemnitee:     Donald A. Bliss
                                        10892 E. Fanfol Lane
                                        Scottsdale, AZ 85259

                  If to Corporation:    Knight Transportation, Inc.
                                        5601 West Buckeye Road
                                        Phoenix, Arizona 85043

                                        Attention:   Secretary

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  12. Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  13. Effectiveness. This Agreement shall be effective as of January 1, 1997.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

                                        KNIGHT TRANSPORTATION, INC.



                                        By: /s/ Kevin P. Knight
                                           -------------------------------------
                                                 Kevin P. Knight
                                                 Its Chief Executive Officer


                                        INDEMNITEE:


                                        /s/ Donald A. Bliss
                                        ----------------------------------------
                                                  Donald A. Bliss
                                       -7-